                         STANDARD INDUSTRIAL LEASE AGREEMENT

                                       between

                      NEWCROW, a California general partnership

                                     as Landlord

                                         and

                         eTOYS, Inc., a Delaware corporation

                                      as Tenant




















     Premises Location:  6000 Peachtree Street
                         Commerce, California 90040

                         STANDARD INDUSTRIAL LEASE AGREEMENT


     THIS STANDARD INDUSTRIAL LEASE AGREEMENT (this "Lease"), dated this ____ day of June, 1998, is made and entered into by and between NEWCROW, a California general partnership, hereinafter referred to as "Landlord", and eToys, Inc., a Delaware corporation hereinafter referred to as "Tenant".


                                BASIC LEASE PROVISIONS

1.   Area of Premises:  Approximately 49,850 rentable square feet.
     (Paragraph 1.1)

2.   Building Address:   6000 Peachtree Street
                         Commerce, California 90040
                         (Paragraph 1.1)

3. Commencement Date: Subject to the terms of Paragraph 1.3, the Commencement Date shall be July 1, 1998. (Paragraph 1.3)

4.   Term:  Sixty (60) months.  (Paragraph 1.2)

5.   The amount of the First Month's Rent is as follows:  (Paragraph 2.1)

     (a)  Base Rent (See Paragraph 2.2 for adjustments
          thereto)                                                    $19,940.00

     (b)  Taxes                                                        $1,051.84

     (c)  Insurance                                                      $603.19

     (d)  Operating Expenses                                           $1,164.55

          FIRST MONTH'S RENT TOTAL                                    $22,741.58

6.   Security Deposit:  $172,741.58.  (Paragraphs 2.3 and 22.33)

7. Building Area and Tenant's Proportionate Share: The Building contains approximately 104,598 rentable square feet. The Premises comprise Forty-Seven and 66/100ths percent (47.66%) of the Building (such percentage shall be Tenant's Proportionate Share). (Paragraph 2.4)

8.   Use of Premises:   Warehousing and distribution of general merchandise and
     general office purposes and other lawful purposes directly incidental thereto. (Paragraph 3.1)

9.   Parking:  40 automobiles and 6 trucks.  (Paragraph 3.3)

10.  Liability insurance amount:  $2,000,000.  (Paragraph 12.3.1)

11.  Tenant's Address
     For Notices Until
     Commencement Date:    1640 5th Street, Suite 124
                           Santa Monica, California 90401
                           Attn:  Jordan Posell
                           (Paragraph 22.21)

12.  Landlord's Address For
     Payments and Notices:    c/o Trammell Crow Company
                              5801 S. Eastern Avenue, Suite 100
                              Los Angeles, California 90040
                              (Paragraph 22.21)

13.  Tenant's broker:         Metrospace Corporation
                              (Paragraph 22.24)

14.  Exhibits:

     "A"   Site Plan of Project
     "B"   Intentionally Omitted
     "C"   Form of Letter of Credit
     "D"   Signage Program
     "E"   Additional Provisions
     "F"   Environmental Questionnaire

     The paragraphs of the Lease identified above in parentheses are those provisions where references to particular items from the Basic Lease Provisions appear, and such items are incorporated into the Lease as part thereof. In the event of any conflict between any Basic Lease Provision and the Lease, the former shall control.

1.    PREMISES AND TERM.

      1.1 LEASE OF PREMISES. Landlord leases to Tenant, and Tenant hires from Landlord, certain premises (the "PREMISES") consisting of the rentable area shown in Item 1 of the Basic Lease Provisions within a building (the "BUILDING") described in Item 2 of the Basic Lease Provisions. The location of the Building and Premises are shown on the site plan attached hereto as "EXHIBIT A" and incorporated herein. The "PROJECT" shall refer to the land shown on the site plan (the "LAND") together with such additions and deletions to the Land as Landlord may from time to time designate, plus all buildings and improvements located thereon. Landlord and Tenant hereby agree that the rentable square footage of the Premises set forth in Item 1 of the Basic Lease Provisions shall be conclusive and binding on the parties.

      1.2 TERM. The term of this Lease shall commence on the "COMMENCEMENT DATE" specified in or established pursuant to Item 3 of the Basic Lease Provisions, and except as otherwise provided herein, shall continue in full force and effect through the number of months provided in Item 4 of the Basic Lease Provisions (the "TERM"), provided, however, that if the Commencement Date is a date other than the first day of a calendar month, the Term shall consist of the remainder of the calendar month including and following the Commencement Date, plus said number of full calendar months.

      1.3 CONDITION OF PREMISES. Tenant acknowledges that it has inspected and accepts the Premises in their present "as-is" condition as suitable for the purpose for which the Premises are leased. Notwithstanding the preceding sentence, Landlord shall re-paint and re-carpet the existing interior offices within the Premises with Landlord's Building standard paint and carpet in such Building standard colors as are mutually approved by Landlord and Tenant ("Landlord's Work"). Landlord shall use commercially reasonable efforts to complete Landlord's Work by September 1, 1998, but Tenant acknowledges that such target date is dependent upon no delay in the same resulting from a Force Majeure Event (as defined below) or an act or omission of Tenant or Tenant's Parties (as defined below). The taking of possession by Tenant shall be conclusive to establish that the Premises are in good and satisfactory condition when possession is taken. Notwithstanding the foregoing, Landlord hereby represents that the existing mechanical, plumbing, electrical (including light bulbs and tubes) and HVAC systems (collectively, the "Building Systems") shall be in good working order as of the Commencement Date (except to the extent any defects therein exist as a result of any act or omission of Tenant or Tenant's Parties (as defined below)); provided, however, if Tenant does not deliver written notice to Landlord of any material defects with respect to the condition of the Building Systems within thirty (30) days following the Commencement Date, then Tenant shall be deemed to have inspected and accepted the same in their present condition, and the correction of any subsequently discovered defects shall be the obligation of the applicable party pursuant to the other provisions of this Lease (including, without limitation, Landlord's right to treat the cost of the same as an Operating Expense). If a breach of the foregoing representation exists, and Tenant timely (i.e., within thirty (30) days following the Commencement Date) delivers written notice to Landlord setting forth in reasonable detail a description of such breach, Landlord shall, as Tenant's sole and exclusive remedy, rectify the same at Landlord's expense. Tenant further acknowledges that no representations or promises were made by Landlord or any agent of Landlord to repair, alter, remodel or improve the Premises, except as expressly set forth in this Lease.

               The Commencement Date shall be the date provided in Item 3 of the Basic Lease Provisions. If this Lease is executed before the Premises become vacant or otherwise available or if any present tenant or occupant of the Premises holds over, and Landlord cannot acquire possession of the Premises in time to deliver them by the Commencement Date, or if any required repairs, alterations or improvements are not substantially completed by Landlord prior to the Commencement Date, this Lease shall not be void or voidable, and Landlord shall not be deemed to be in default hereunder, nor shall Landlord be liable for any loss or damage directly or indirectly arising out of or resulting from such holdover. Tenant agrees to accept possession of the Premises at such time as Landlord is able to tender the same, which date shall thenceforth be deemed the Commencement Date. Notwithstanding the foregoing, if Landlord has failed to tender possession of the Premises to Tenant on or before August 1, 1998 (the "Outside Date") and such failure is not due in whole or in part to a "Force Majeure Event" or any act or omission of Tenant or Tenant's Parties, then Tenant shall have the right to terminate this Lease upon written notice to Landlord within five (5) days following the Outside Date; provided however, if no such written notice is timely delivered by Tenant within five (5) days following the Outside Date, then Tenant shall have no further right to termination under this Paragraph 1.3 and this Lease shall remain in full force and effect. The term "Force Majeure Event" means delay by reason of fire, earthquake or other acts of God, strikes, boycotts, war, riot, insurrection, embargos, shortages of equipment, labor or materials, delays in issuance of governmental permits or approvals, weather delays or any other cause beyond the reasonable control of Landlord. After the Commencement Date, Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Premises specifying the Commencement Date.

      1.4 EARLY ENTRY INTO PREMISES. Provided that the existing occupant of the Premises has vacated and surrendered the Premises, Tenant may enter into the Premises upon receipt of Landlord's consent, solely for the purpose of and, subject to Tenant's compliance with Paragraph 7 below, a security system, installing furniture, special flooring or carpeting, trade fixtures, telephones, computers, photocopy equipment, and other business equipment including racks and inventory. Such early entry will not advance the Commencement Date so long as Tenant does not commence business operations from any part of the Premises. All of the provisions of this Lease shall apply to Tenant during any early entry, including the indemnity in Paragraph 12.1, but excluding the obligation to pay Rent unless and until Tenant has commenced business operations in the Premises, whereupon Rent shall commence. Landlord may revoke its permission for Tenant's early entry to the extent Tenant's activities or workers interfere with the completion of Landlord's Work. If Tenant is granted early entry, Landlord shall not be responsible for any loss, including theft, damage or destruction to any work or material installed or stored by Tenant at the Premises or for any injury to Tenant or its agents, employees, contractors, subcontractors, subtenants, assigns or invitees (collectively, "TENANT'S PARTIES"), except to the extent resulting from Landlord's gross negligence or willful misconduct. Landlord shall have the right to post appropriate notices of non-responsibility and to require Tenant to provide Landlord with evidence that Tenant has fulfilled its obligation to provide insurance pursuant to paragraphs 7(d) and 12.3 of this Lease.

2.    RENT AND SECURITY DEPOSIT.

      2.1 RENT. Rent (as defined below) shall accrue hereunder from the Commencement Date. The amounts per month provided in Item 5(a) of the Basic Lease Provisions, as adjusted pursuant to Paragraph 2.2 ("BASE RENT"), plus the "ADDITIONAL RENT" (as defined in Paragraph 2.5 below) together with any other sums payable by Tenant under this Lease shall collectively constitute the "RENT". The first full calendar month's Rent shall be due and payable upon execution of this Lease in the total amount shown in Item 5 of the Basic Lease Provisions. A like monthly installment, subject to the adjustments described herein, shall be due and payable without demand on or before the first day of each calendar month succeeding the Commencement Date during the Term, except that Rent for any fractional calendar month at the commencement or end of the Term shall be prorated on a daily basis.

      2.2 ADJUSTMENT OF BASE RENT. Base Rent shall be increased as follows:

                       MONTHS OF TERM          BASE RENT
                       --------------          ---------
                            13-24        $20,438.50 per month
                            25-36        $20,949.46 per month
                            37-48        $21,473.19 per month
                            49-60        $22,010.03 per month

      2.3 SECURITY DEPOSIT. Tenant shall deposit with Landlord upon execution of this Lease the sum provided in Item 6 of the Basic Lease Provisions ("SECURITY DEPOSIT"), which sum shall be held by Landlord in its general fund, without obligation for interest, as security for the performance of Tenant's covenants and obligations under this Lease, it being expressly understood and agreed that the Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default beyond applicable notice and cure periods. Upon the occurrence of any event of default by Tenant, Landlord may, without prejudice to any other remedy provided herein or provided by law, use the Security Deposit to the extent necessary to make good any arrears of Rent or other payments due Landlord hereunder, all of which shall be deemed to be Rent, and any other damage, injury, expense or liability caused by such event of default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Any remaining balance of the Security Deposit shall be returned by Landlord to Tenant within fourteen (14) days after termination of this Lease, provided all of Tenant's obligations under this Lease have been fulfilled.

      2.4 TENANT'S PROPORTIONATE SHARE. "TENANT'S PROPORTIONATE SHARE", as used in this Lease, shall mean (a) with respect to the cost of an item attributable to the Building, that portion of the cost of the applicable item that is obtained by multiplying such cost of the applicable item by a fraction, the numerator of which is the rentable square footage of the Premises and the denominator of which is the rentable square footage of the Building, which fraction is set forth as a percentage figure in Item 7 of the Basic Lease Provisions, and (b) with respect to the cost of an item attributable to the common areas or Land in the Project (but not any buildings in the Project), that portion of such cost of the applicable item that is obtained by multiplying the fraction described in clause (a) above by the portion of the cost of the applicable item that is allocated to the Building by Landlord in a reasonably consistent manner which reflects the size of the Building and other buildings, the types of uses to which the Building and other buildings are primarily suited and the relative demands and burdens that such uses place on the Project.

      2.5      ADDITIONAL RENT.

               2.5.1 DEFINITION. In addition to the Base Rent set forth in Paragraph 2.1, Tenant agrees to pay Tenant's Proportionate Share of (a) "TAXES" as defined in and payable by Landlord pursuant to Paragraph 4.1 below,
(b) Landlord's costs of providing insurance on the Project pursuant to Paragraph
12.2 below, and (c) "OPERATING EXPENSES" as defined in and incurred pursuant to Paragraph 5.1 below (collectively, "ADDITIONAL RENT").

               2.5.2 MONTHLY PAYMENTS AND ANNUAL RECONCILIATION. On the first day of each month of the Term, Tenant shall pay Landlord a sum equal to 1/12 of the estimated amount of Additional Rent for that particular year based on Landlord's reasonable estimate thereof, to be delivered to Tenant on or about April of each year during the Term. The monthly payments are subject to increase or decrease as determined by Landlord to reflect revised estimates of such costs. Tenant shall pay within thirty (30) days following demand therefor by Landlord any increases in estimated Additional Rent upon receipt of any initial or revised estimate retroactive to January of that calendar year. The payments made by Tenant shall be reconciled annually. If Tenant's total payments of Additional Rent are less than the actual Additional Rent due under Paragraph 2.5.1, Tenant shall pay the difference within thirty (30) days following demand therefor by Landlord; if the total payments of Rent made by Tenant are more than the actual Additional Rent due under Paragraph 2.5.1, Landlord shall retain such excess and credit it to Tenant's next accruing Additional Rent payments, except at the end of the Term, when any excess will be refunded. Any failure or delay of less than two (2) years by Landlord in delivering any estimate, demand or reconciliation shall not affect the rights and obligations of the parties hereunder.

               2.5.3 TENANT'S AUDIT RIGHTS. Provided that Tenant is not then in default beyond any applicable cure period of its obligations to pay Rent, or any other payments required to be made by it under this Lease and provided further that Tenant shall have the right, once each calendar year, to cause a Qualified Person (as defined below) to reasonably review supporting data for any portion of an actual statement of annual Operating Expenses delivered by Landlord (the "Actual Statement") (provided, however, Tenant may not have an audit right to all documentation relating to Building operations as this would far-exceed the relevant information necessary to properly document a pass-through billing statement, but real estate tax statements, and information on utilities, repairs, maintenance and insurance will be available), in accordance with the following procedure:

                         (i)    Tenant shall, within one hundred eighty (180)
days after any Actual Statement is delivered, deliver a written notice to Landlord specifying the portions of the Actual Statement that are claimed to be incorrect, and Tenant shall simultaneously pay to Landlord all amounts due from Tenant to Landlord as specified in the Actual Statement. In no event shall Tenant be entitled to withhold, deduct, or offset any monetary obligation of Tenant to Landlord under the Lease (including without limitation, Tenant's obligation to make all payments of Rent and all payments of Tenant's Operating Expenses) pending the completion of and regardless of the results of any review of records under this Paragraph. The right of Tenant under this Paragraph may only be exercised once for any Actual Statement, and if Tenant fails to meet any of the above conditions as a prerequisite to the exercise of such right, the right of Tenant under this Paragraph for a particular Actual Statement shall be deemed waived.

                         (ii)   Tenant acknowledges that Landlord maintains its
records for the Project at Landlord's main office, and Tenant agrees that any review of records under this Paragraph shall be at the sole expense of Tenant and shall be conducted by a Qualified Person. Tenant acknowledges and agrees that any records reviewed under this Paragraph constitute confidential information of Landlord, which shall not be disclosed to anyone other than the Qualified Person performing the review, the principals of Tenant who receive the results of the review, and Tenant's accounting employees. The disclosure of such information to any other person, whether or not caused by the conduct of Tenant, shall constitute a material breach of this Lease.

                         (iii)  If the results of such review show that
Landlord has overcharged Tenant, then Tenant may so notify Landlord in writing and if Landlord does not object in writing to such results within forty-five
(45) days, Tenant shall deliver to Landlord a second written notice which shall provide that, pursuant to this Paragraph, Landlord's failure to object to such results may result in a required credit or reimbursement to Tenant as provided in the following sentence and possibly a reimbursement to Tenant of Tenant's review fees as provided below in this Paragraph. If within thirty (30) days after Tenant's delivery of the second notice Landlord does not object in writing to such results, Landlord shall, at Landlord's election, either give Tenant a credit against Additional Rent next due or reimburse Tenant, in either case, in an amount equal to the amount of such overcharge. If Landlord does timely object to such results (either following the first or second notices), then either party may submit such dispute to arbitration in accordance with the Commercial Rules of the American Arbitration Association, and Tenant shall not be entitled to reimbursement or a credit unless and until such time as the dispute is resolved in Tenant's favor. Tenant agrees to pay the cost of Tenant's review, provided that if any legal proceeding or the review (if Landlord fails to object) shows that Landlord's determination of the contested sums set forth in the Actual Statement was overstated by more than five percent (5%), Landlord shall pay the reasonable out-of-pocket cost of such review. The payment by Tenant of any amounts specified in the Actual Statement shall not preclude Tenant from questioning the correctness, within one hundred eighty
(180) days after the date of delivery, of the Actual Statement, but the failure of Tenant to object thereto prior to the expiration of the one hundred eighty
(180) day period shall be conclusively deemed Tenant's approval of the Actual Statement. A "Qualified Person" means an accountant or other person experienced in accounting for income and expenses of industrial projects engaged solely by Tenant on terms which do not entail any compensation based or measured in any way upon any savings in Additional Rent or reduction in Operating Expenses achieved through the inspection process.

      2.6 PAYMENT. Tenant shall pay Landlord all amounts due from Tenant to Landlord hereunder, whether for Rent or otherwise, in lawful money of the United States, at the place designated for the delivery of notices to Landlord pursuant to Paragraph 22.21, without any deduction or offset whatsoever.

      2.7 LATE CHARGES. Tenant acknowledges that late payment by Tenant of any sum owed to Landlord under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amounts of which are extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, time spent addressing the issue with Tenant, and late charges that may be imposed on Landlord by the terms of any obligation or note secured by any encumbrance covering the Premises. Therefore, if any installment of rent or other payment due from Tenant is not received by Landlord within five (5) business days from when due, Tenant shall pay to Landlord an additional sum equal to five percent (5%) of the overdue rent or other payment as a late charge. Late charges shall be deemed Additional Rent. The parties agree that this late charge represents a fair and reasonable estimate of the administrative and other costs that Landlord will incur by reason of a late payment by Tenant. Acceptance of any late payment charge shall not constitute a waiver of Tenant's default with respect to the overdue payment, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord under this Lease, at law or in equity, including, but not limited to, the interest charge imposed pursuant to Paragraph 22.2.

3.    USE.

      3.1 USE OF PREMISES. The Premises shall be used only for the purposes set forth in Item 8 of the Basic Lease Provisions and for such other lawful purposes as may be directly incidental thereto, and for no other use or purpose. Tenant acknowledges that Landlord has not made any representations or warranties with respect to the suitability of the Premises for Tenant's uses. Tenant and Tenant's Parties shall at all times comply with all rules and regulations regarding the Premises, the Building and/or the Project as Landlord may reasonably establish in a nondiscriminatory manner from time to time. Landlord shall not be responsible for nor liable to Tenant for any violation and/or enforcement of such rules and regulations by any other tenant of the Project.

               Tenant shall be responsible for and shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. Landlord shall be responsible for the Premises being in compliance with all laws in effect as of the date of this Lease, but only to the extent compliance with the same is actually being enforced by the applicable governmental authority, and not in any manner required or triggered as a result of Tenant's particular use of or alterations to the Premises. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises, including, without limitation, the Americans with Disabilities Act of 1990 triggered subsequent to the Commencement Date as a result of Tenant's alterations or use of the Premises. Without limiting the generality of the foregoing, and subject to Paragraph 7 below, Tenant shall at its own cost and expense install and construct all physical improvements to or needed to serve the Premises (i) required by any federal, state or local building code or other law or regulation enacted or becoming effective after the Commencement Date, including, but not limited to, special plumbing, railings, ramps and other improvements for use by the handicapped, or (ii) made necessary by the nature of Tenant's use of the Premises; provided, however, that Landlord shall have the option to install and construct such improvements, in which case the cost thereof shall be equitably allocated by Landlord in its reasonable discretion among the benefitted premises, and Tenant, upon demand, shall pay to Landlord, as Additional Rent, such portion of the cost thereof as may be allocated equitably, in Landlord's reasonable discretion, to the Premises. Tenant shall not place a load upon the floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Tenant shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the Premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the Project or unreasonably interfere with their use of their respective premises.

               Tenant shall not permit the Premises to be used for any purpose or in any manner (including without limitation any method of storage) which would render the insurance thereon void or the insurance risk more hazardous or cause the state insurance authority to disallow any sprinkler credits. If any increase in the fire and extended coverage insurance premiums paid by Landlord or other tenants for the Project is caused by Tenant's use and occupancy of the Premises, or if Tenant vacates the Premises and causes any increase in such premiums, then Tenant shall pay as Additional Rent the amount of such increase to Landlord, and, within thirty (30) days of demand by Landlord, correct at Tenant's expense the cause of such disallowance, increased cost, penalty or surcharge to the satisfaction of the particular insurance provider or authority, as applicable.

      3.2 HAZARDOUS MATERIALS. Except for the incidental use of certain products for routine cleaning and maintenance of floors, bathrooms, windows, kitchens, and administrative offices on the Premises or Project, Tenant hereby represents, warrants and covenants that Tenant will not produce, use, store or generate any "Hazardous Materials" (as defined below) on, under or about the Premises and/or Project. Tenant has fully and accurately completed Landlord's Pre-Leasing Environmental Exposure Questionnaire ("Environmental Questionnaire") attached hereto as Exhibit "F" incorporated herein by reference. If Tenant's Environmental Questionnaire indicates that Tenant will be utilizing Hazardous Materials, in addition to all other rights and remedies Landlord may have under this Lease, including, without limitation, declaring a default hereunder by Tenant for breach of representation, Landlord may require Tenant to execute an amendment to this Lease relating to such Hazardous Materials use and Tenant's failure to execute any such amendment within ten (10) days of Landlord's delivery thereof to Tenant shall constitute a default hereunder by Tenant. Tenant shall not cause or permit any Hazardous Material to be brought upon, placed, stored, manufactured, generated, blended, handled, recycled, disposed of, used or released on, in, under or about the Premises and/or Project by Tenant or Tenant's Parties. Tenant shall not excavate, disturb or conduct any testing of any soils on or about the Project without obtaining Landlord's prior written consent, and any investigation or remediation on or about the Project shall be conducted only by a consultant approved in writing by Landlord and pursuant to a work letter approved in writing by Landlord. Tenant shall keep, operate and maintain the Premises in full compliance with all federal, state and local environmental, health and/or safety laws, ordinances, rules, regulations, codes, orders, directives, guidelines, permits or permit conditions currently existing and as amended, enacted, issued or adopted in the future which are applicable to the Premises (collectively, "ENVIRONMENTAL LAWS") and relate to Hazardous Materials that are introduced or permitted on or about the Project by Tenant or Tenant's Parties.

               Landlord shall have the right (but not the obligation) to enter upon the Premises and cure any non-compliance by Tenant with the terms of this Paragraph 3.2 or any Environmental Laws or any release, discharge, spill, improper use, storage, handling or disposal of Hazardous Materials on, under, from, or about the Premises or Project, regardless of the quantity of any such release, discharge, spill, improper use, storage, handling or disposal of Hazardous Materials on or about the Premises or Project, the full cost of which shall be deemed to be Rent and shall be due and payable by Tenant to Landlord immediately upon demand if resulting from any act or omission of Tenant or Tenant's Parties or from any breach of Tenant's obligations hereunder. If Landlord elects to enter upon the Premises and cure any such non-compliance or release, discharge, spill, improper use, storage, handling or disposal of Hazardous Materials on, under, from, or about the Premises or Project, Tenant shall not be entitled to participate in Landlord's activities on the Premises.

               If any information provided to Landlord by Tenant in the Environmental Questionnaire, or otherwise relating to information concerning Hazardous Materials is false, incomplete, or misleading in any material respect, the same shall be deemed an event of default by Tenant under this Lease.

               Without limiting in any way Tenant's obligations under any other provision of this Lease, Tenant and its successors and assigns shall indemnify, protect, defend and hold Landlord, its partners, officers, directors, shareholders, employees, agents, lenders, contractors and each of their respective successors and assigns (collectively, the "INDEMNIFIED PARTIES") harmless from any and all claims, judgments, damages, penalties, enforcement actions, taxes, fines, remedial actions, liabilities, losses, costs and expenses (including, without limitation, actual attorneys' fees, litigation, arbitration and administrative proceeding costs, expert and consultant fees and laboratory costs) including, without limitation, damages arising out of the diminution in the value of the Premises or Project or any portion thereof, damages for the loss of the Premises or Project, damages arising from any adverse impact on the marketing of space in the Premises or Project, and sums paid in settlement of claims, which arise during or after the Term in whole or in part as a result of the presence or suspected presence of any Hazardous Materials, in, on, under, from or about the Premises or the Project and/or other adjacent properties due to Tenant's or Tenant's Parties' activities, or failures to act (including, without limitation, Tenant's failure to report any spill or release to the appropriate regulatory agencies), on or about the Premises or Project.

               For purposes of this Lease, the term "HAZARDOUS MATERIAL" means any chemical, substance, material, controlled substance, object, waste or any combination thereof, which is or may be hazardous to human health, safety or to the environment due to its radioactivity, ignitability, corrosiveness, reactivity, explosiveness, toxicity, carcinogenicity, infectiousness or other harmful or potentially harmful properties or effects, including, without limitation, petroleum and petroleum products, benzene, toluene, ethyl benzene, xylenes, waste oil, asbestos, radon, polychlorinated biphenyls (PCBs), degreasers, solvents, and any and all of those chemicals, substances, materials, controlled substances, objects, wastes or combinations thereof which are now or may become in the future listed, defined or regulated in any manner as "hazardous substances", "hazardous wastes", "toxic substances", "solid wastes," or bearing similar or analogous definitions pursuant to any and all Environmental Laws.

      3.3 USE OF COMMON AREAS. Tenant and Tenant's Parties shall have the non-exclusive right, in common with the other parties occupying the Project, to use the grounds, sidewalks, parking areas, driveways and alleys of the Project, subject to such reasonable and nondiscriminatory rules and regulations as Landlord may from time to time prescribe. Tenant and Tenant's Parties may park only up to the maximum number of automobiles and trucks shown in Item 9 of the Basic Lease Provisions near the Premises during normal business hours on a non-exclusive basis. Outside storage is prohibited without Landlord's prior written consent, which may be withheld in Landlord's sole and absolute discretion. Tenant shall not succeed to any of Landlord's easement rights over and relating to the Project, nor shall Tenant obtain any rights to common areas, as designated by Landlord, other than those rights specifically granted to Tenant in this Lease. Landlord shall have the sole right of control over the use, maintenance, configuration, repair and improvement of the common area. Landlord may make such changes to the use or configuration of, or improvements comprising, the common area as Landlord may elect without liability to Tenant (including the right to add or eliminate buildings from the Project), subject only to Tenant's vehicular parking rights shown in Item 9 of the Basic Lease Provisions so long as such changes do not materially and adversely impact Tenant's parking rights or access to the Premises.

4.    TAXES.

      4.1 PAYMENT OF REAL PROPERTY TAXES. Landlord agrees to pay, before they become delinquent, all real property taxes; current installments of any general or special assessments (which shall be paid in the maximum number of installments that such assessments may be paid without the imposition of any interest or penalties); license fees, commercial rental taxes, in lieu taxes, levies, charges, penalties or similar impositions imposed by any authority having the direct power to tax, and are paid or incurred by Landlord, including but not limited to, the following: (a) any tax on or measured by Rent received by Landlord from the Project or as against Landlord's business of leasing any of the Project; (b) any assessment, tax, fee, levy or charge imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, transportation, refuse removal and for other governmental services formerly provided without charge to property owners or occupants;
(c) assessments due to deed restrictions and/or owner associations; and
(d) reasonable costs of determining, filing, contesting and appealing any such tax, assessment or charge, including accountants', attorneys' and consultants' fees, but excluding any income, inheritance, estate or corporate franchise taxes of Landlord (collectively, "TAXES").

               Taxes shall also include any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of Taxes. It is hereby acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of California in June 1978 and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, transportation, refuse removal and other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies and charges, and all similar assessments, taxes, fees, levies and charges be included within the definition of Taxes for purposes of this Lease.

      4.2 LIABILITY FOR ALL PERSONAL PROPERTY TAXES. Tenant shall be liable for all taxes levied or assessed against personal property, furniture, fixtures, above-standard Tenant Improvements and alterations, additions or improvements placed by or for Tenant in the Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture, fixtures, above-standard Tenant Improvements or alterations, additions or improvements placed by or for Tenant in the Premises, and Landlord elects to pay the Taxes based on such increase, Tenant shall pay to Landlord, within thirty
(30) days of Landlord's demand therefor, that portion of the Taxes.

5.    LANDLORD'S MAINTENANCE AND REPAIR.

      5.1 LANDLORD'S MAINTENANCE. Landlord shall, at its sole cost, maintain and repair only the exterior portions of the roof, and the foundation and the structural soundness of the exterior walls of the Building and utility facilities stubbed to the Premises in good condition, reasonable wear and tear excepted. The term "WALLS" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries, unless otherwise specified by Landlord in writing. Landlord shall maintain, repair and repaint the exterior walls, overhead doors, canopies, entries, handrails, gutters and other exposed parts of the Building as deemed necessary by Landlord to maintain safety and aesthetic standards. Landlord shall maintain, repair, and operate the common areas of the Project in good order and condition, including but not limited to, mowing grass and general landscaping, maintenance of parking areas, driveways and alleys, parking lot sweeping, paving and restriping, exterior lighting, painting, pest control and window washing. The cost of all of the foregoing, including the cost of all supplies, uniforms, equipment, tools and materials, together with utility costs not otherwise charged directly to Tenant or other tenants, all wages and benefits of employees and independent contractors engaged in the operation, maintenance and repair of the Project, all expenses for security and safety services and equipment, any license, permit and inspection fees required in connection with the operation, maintenance or repair of the Project (but not related to improvements to tenant space), management, consulting, legal and accounting fees of independent contractors engaged by Landlord (but not related to the negotiation or enforcement of leases), other costs and expenses actually incurred by Landlord in connection with the ownership, operation, leasing and management of the Project, and other usual costs and expenses which are typically paid by other landlords to provide on-site operation of industrial, warehouse and service center projects, are collectively referred to herein as "OPERATING EXPENSES". To the extent that an Operating Expense consists of a maintenance or repair (including renovation and refurbishment) expense that is not properly fully deductible as an expense in the year incurred in accordance with generally accepted accounting principles, such expense shall be amortized over its useful life. Any amounts which are amortized, together with Landlord's actual cost of funds, shall result in equal payments being included in Operating Expenses for the year of expenditure and succeeding years during the amortization period. Landlord shall reduce the amount of expenses by any refunds actually received by Landlord in connection with any expenses previously included in Operating Expenses.

               Notwithstanding the foregoing, the following items shall not be treated as Operating Expenses:

                      1. Leasing Commissions, attorneys' fees, costs, disbursements and other expenses incurred in connection with negotiations or disputes with tenants or leasing, renovating, or improving rentable space for other tenants or occupants or prospective tenants or occupants of the Project.

                      2. Costs, including permits, licenses and inspection fees incurred with respect to the installation of tenant improvements made for other occupants of the Project, or incurred in renovating or otherwise improving, decorating, painting or redecorating space for other tenants or occupants of the Project or other rentable vacant space in the Project.

                      3. Expenses in connection with services or other benefits which are not offered to Tenant, but which are provided to other tenants or occupants of the Building, the cost of which is included in Operating Expenses.

                      4. Costs incurred in conjunction with the remediation and/or monitoring of Hazardous Materials, except to the extent caused or exacerbated by Tenant or Tenant's Parties.

                      5. Overhead and profit increments paid to subsidiaries or affiliates of Landlord for management or other services provided to the Project, or for supplies or other materials, but only to the extent that the cost of such services, supplies or materials exceed the cost that would have been paid had the services, supplies or materials been provided by unaffiliated parties on a competitive basis.

                      6. Interest and principal on debt or amortization payments pursuant to any mortgages or rental under any ground or underlying lease.

                      7. Capital expenditures required by Landlord's failure to comply with laws enacted and in effect prior to the Commencement Date, except that such exclusion from Operating Expenses shall not apply to capital expenditures (a) which are reasonably intended to reduce Operating Expenses, but only to the extent of the savings of the Operating Expenses that are reasonably anticipated by Landlord, or (b) required to comply with (i) changes in, or new interpretations of, existing laws which occurred after the Commencement Date, or (ii) laws whose compliance was triggered as a result of Tenant's particular use of or alterations to the Premises.

                      8. Repair costs incurred to correct defects in the initial construction of the Project.

                      9. Tax penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments when due except to the extent such failure is due to Tenant's failure to pay Tenant's Proportionate Share of the same.

                      10. Costs for which Landlord is actually reimbursed from insurance proceeds.

      5.2 PROCEDURE AND LIABILITY. Tenant shall immediately give Landlord written notice of any defect or the need for repair of the items for which Landlord is responsible, after which Landlord shall have reasonable opportunity to repair the same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect. If Tenant or Tenant's Parties caused any damage necessitating such repair, then Tenant shall pay the cost thereof, upon demand. Tenant hereby waives the benefit of California Civil Code
Sections 1941 and 1942, and any other statute providing a right to make repairs and deduct the cost thereof from the Rent. Tenant waives any right to terminate this Lease or offset or abate Rent by reason of any failure of Landlord to make repairs to the Premises.

60    TENANT'S MAINTENANCE AND REPAIR.

      6.1 TENANT'S MAINTENANCE. Tenant shall, at its own cost and expense, keep and maintain all parts of the Premises (except those listed as Landlord's responsibility in Paragraph

5.1 above) in good and sanitary condition, promptly making all necessary repairs and replacements, including but not limited to, windows, glass and plate glass, doors, any special store front or office entry, interior walls and finish work, floors and floor covering, heating and air conditioning systems (the "HVAC"), dock boards, truck doors, dock bumpers, plumbing work and fixtures, termite and pest extermination, and regular removal of trash and debris; provided, however, if the HVAC unit needs to be replaced and such replacement is not necessitated in whole or in part by Tenant or Tenant's Parties, Tenant shall only be responsible for the amortized portion of such replacement cost based on a five
(5) year useful life. If Tenant shall fail to make any repair for which Tenant is responsible within thirty (30) days following notice from Landlord requiring the same, Landlord and its agents and contractors shall have the right, but not the obligation, to enter upon the Premises and perform such repairs, the full cost of which shall be deemed to be Rent and shall be due and payable by Tenant to Landlord immediately upon demand. In the case of emergency, Landlord, its agents and contractors may enter upon the Premises to perform such repairs without the necessity of prior notice to Tenant. Tenant shall maintain its trash receptacles within the Premises. Repairs shall be made in accordance with all applicable laws, including without limitation, the Americans with Disabilities Act of 1990. The cost of maintenance and repair of any common party wall (any wall, divider, partition or any other structure separating the Premises from any adjacent premises occupied by other tenants) shall be shared equally by Tenant and the tenant(s) occupying such adjacent premises. Tenant shall not damage any party wall or disturb the integrity and support provided by any party wall nd shall, at its sole cost and expense, promptly repair any damage or injury to any party wall caused by Tenant or Tenant's Parties.

      6.2 MAINTENANCE/SERVICE CONTRACTS. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for serving all hot water, heating and air conditioning systems and equipment within the Premises. The maintenance contractor and the contract must be approved in writing by Landlord in advance. The service contract shall include all services recommended by the equipment manufacturer within the operation/maintenance manual and shall become effective (and a copy thereof delivered to Landlord) within thirty (30) days following the date Tenant takes possession of the Premises.

70    ALTERATIONS.

      Tenant shall make no alterations, additions or improvements to the Premises (including, without limitation, roof and wall penetrations) or any part thereof without obtaining the prior written consent of Landlord in each instance. Such consent may be granted or withheld in Landlord's reasonable discretion, except if such alterations affect structural, exterior, electrical or mechanical aspects of the Premises, in which event Landlord may withhold its consent in its sole and absolute discretion; provided, however, Tenant may make minor cosmetic alterations which do not affect structural, exterior, electrical or mechanical aspects of the Premises without the prior written consent of Landlord (but nevertheless requiring at least ten (10) days prior written notice) provided that the cost of such alterations does not exceed Seven Thousand Five Hundred and 00/100 Dollars ($7,500.00) in any one instance or Twenty Five Thousand and 00/100 Dollars ($25,000.00) in the aggregate over the initial Term. Landlord may impose as a condition to such consent such requirements as Landlord may deem necessary, in its sole and absolute discretion, including, without limitation that: (a) Landlord be furnished with working drawings before work commences; (b) performance and labor and material payment bonds in form and amount and issued by a company satisfactory to Landlord be furnished; (c) Landlord approve the contractor by whom the work is to be performed; (d) adequate course of construction and general liability insurance be in place and Landlord be named as an additional insured under the contractor's liability and property insurance policies; (e) Landlord's instructions relating to the manner in which the work is to be performed and the times during which it is to be accomplished shall be complied with. Subject to
(i) Landlord's review and approval of all plans and specifications, and (ii) Tenant's compliance with all laws, rules and regulations and such other requirements as Landlord may reasonably impose in connection with the same, Landlord hereby agrees that Tenant shall have the right to install a restroom within the Premises and Landlord shall not require such restroom (installed in compliance with clauses (i) and (ii) above to be removed upon the expiration of the Term. Tenant shall pay to Landlord all out-of-pocket costs incurred by Landlord for any architectural, engineering, supervisory or legal services in connection with any alterations, including, without limitation, Landlord's review of the plans, specifications and budget for purposes of determining whether to consent. All such alterations, additions or improvements must be performed in a good and workmanlike manner in compliance with all laws, rules and regulations, including, without limitation, the Americans with Disabilities Act of 1990, and diligently prosecuted to completion. Tenant shall deliver to Landlord upon commencement of such work, a copy of the building permit with respect thereto, and a certificate of occupancy, if applicable, immediately upon completion of the work. All such work shall be performed so as not to obstruct the access to the premises of any other tenant in the Building or Project. Should Tenant make any alterations without Landlord's prior written consent, or without satisfaction of any of the conditions established by Landlord in conjunction with granting such consent, Landlord shall have the right, in addition to and without limitation of any right or remedy Landlord may have under this Lease, at law or in equity, to require Tenant to remove all or some of the alterations, additions or improvements at Tenant's sole cost and restore the Premises to the same condition as existed prior to undertaking the alterations, or if Tenant shall fail to do so, Landlord may cause such removal or restoration to be performed at Tenant's expense and the cost thereof shall be Additional Rent to be paid by Tenant immediately upon demand. Landlord shall have the right to require Tenant, at Tenant's expense, to remove any and all alterations, additions or improvements and to restore the Premises to its prior condition upon the expiration or sooner termination of this Lease. Tenant shall notify Landlord in writing at least ten (10) days prior to the commencement of any such work in or about the Premises, and Landlord shall have the right at anytime and from time to time to post and maintain notices of nonresponsibility in or about the Premises.

80    LIENS.

      Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord or Tenant in the Premises or to charge the Rent payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant shall pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed by Tenant on the Premises. Tenant shall discharge of record by payment, bonding or otherwise any lien filed against the Premises on account of any labor performed or materials furnished in connection with any work performed by Tenant on the Premises immediately upon the filing of any claim of lien. Tenant shall indemnify, defend and hold Landlord harmless from any and all liability, loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of Landlord in the Project or this Lease arising from the act or agreement of Tenant. Tenant agrees to give Landlord immediate written notice of the placing of any lien or encumbrance against the Premises. Landlord shall have the right, at Landlord's option upon ten (10) business days prior written notice to Tenant, of paying and discharging the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and applicable late charge, shall be Additional Rent immediately due and payable by Tenant upon rendition of a bill therefor.

90    SIGNS.

      9.1 LANDLORD'S SIGNAGE PROGRAM. Tenant shall abide by the terms of Landlord's signage program attached hereto as EXHIBIT "D" and incorporated herein as the same may be changed from time to time at Landlord's reasonable discretion. Following Tenant's proper installation of its sign in accordance with EXHIBIT "D" attached hereto, if Landlord requires Tenant to change its sign due to changes Landlord makes to the sign criteria, and such changes are not in any manner resulting from governmental laws, rules or regulations, Landlord shall be responsible for any reasonable costs incurred by Tenant necessary to comply with Landlord's changes in the signage criteria. Upon vacation of the Premises or the removal or alteration of its sign for any reason, Tenant shall be responsible, at its sole cost, for the repair, painting and/or replacement of the structure to which signs are attached to its original condition. If Tenant fails to perform such work, Landlord may cause the same to be performed, and the cost thereof shall be Additional Rent immediately due and payable upon rendition of a bill therefor.

      9.2 CRITERIA FOR CHANGES. Tenant shall not, without Landlord's prior written consent, which may be withheld in Landlord's reasonable discretion:
(a) make any changes to or paint the exterior of the Building; (b) install any exterior lights, decorations or paintings; or (c) erect or install any signs, window or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Premises. All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Premises shall be subject to the prior written approval of Landlord as to construction, method of attachment, size, shape, height, design, lighting, color and general appearance. All signs shall be in compliance with all applicable laws and regulations and all covenants, conditions and restrictions relating to the Premises. All signs shall be kept in good condition and in proper operating order at all times.

100   UTILITIES.

      Tenant shall pay for all separately metered water, gas, heat, light, telephone, sewer and sprinkler charges and for other utilities and services used on or from the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities, and shall furnish all electric light bulbs and tubes. If any utilities serving the Premises are not separately metered, Tenant shall pay to Landlord its proportionate share of the cost thereof as reasonably determined by Landlord. Landlord shall in no event be liable for any damages directly or indirectly resulting from or arising out of the interruption or failure of utility services on the Premises. Tenant shall have no right to terminate this Lease nor shall Tenant be entitled to any abatement in Rent as a result of any such interruption or failure of utility services. No such interruption or failure of utility services shall be deemed to constitute a constructive eviction of Tenant. Notwithstanding the foregoing, if the utilities are interrupted and not available ("Interruption") for more than five (5) consecutive business days following notice to Landlord of the same, then beginning on the sixth (6th) consecutive business day of Interruption through the last day of such Interruption following notice to Landlord of the same, Tenant shall be entitled to an abatement of Base Rent, and the Term shall be extended the same number of days, but only if (i) the Interruption is not caused by a casualty covered by Paragraph 11 of this Lease or by an act or omission of Tenant or Tenant's Parties, (ii) Tenant is prevented by the Interruption from using and does not use the Premises or any portion thereof, and (iii) Tenant has timely provided Landlord with written notice of the same.

110   FIRE AND CASUALTY DAMAGE.

      11.1 NOTICE OF DESTRUCTION. If the Premises are damaged or destroyed by fire, earthquake or other casualty, Tenant shall give immediate written notice thereof to Landlord.

      11.2 LOSS COVERED BY INSURANCE. If at any time prior to the expiration or termination of this Lease, the Premises or the Project are wholly or partially damaged or destroyed, the loss to Landlord from which is fully covered by proceeds of insurance maintained by Landlord or for Landlord's benefit, which damage renders the Premises totally or partially inaccessible or unusable by Tenant in the ordinary conduct of Tenant's business, then:

               (a) If all repairs to the Premises or Project can, in Landlord's reasonable judgment, be completed within two hundred (200) days following the date of notice to Landlord of such damage or destruction without the payment of overtime or other premiums, Landlord shall, at Landlord's expense (provided Landlord can obtain all necessary governmental permits and approvals therefor at reasonable cost and on reasonable conditions), repair the same, and this Lease shall remain in full force and effect and a proportionate reduction of Rent shall be allowed Tenant for such portion of the Premises as shall be rendered inaccessible or unusable to Tenant during the period of time that such portion is unusable or inaccessible. There shall be no proportionate reduction of Rent by reason of any portion of the Premises being unusable or inaccessible for a period equal to five (5) consecutive business days or less. Reduction of Rent shall only be permitted to the extent of Landlord's recovery upon its loss of rental income insurance, which Landlord shall maintain to the extent it remains commercially reasonable to do so.

               (b) If all such repairs cannot, in Landlord's reasonable judgment, be completed within two hundred (200) days following the date of notice to Landlord of such damage or destruction without the payment of overtime or other premiums, either party may, at its sole and absolute option, by written notice to the other given within twenty (20) days following the date of Landlord's notice to Tenant stating that all such repairs cannot, in Landlord's judgment, be completed within two hundred (200) days, terminate this Lease as of the date of the occurrence of such damage or destruction; provided, however, if neither party elects to terminate this Lease within said twenty (20) day period, then this Lease shall remain in full force and effect. If such repairs are not in fact completed within such two hundred (200) day period and such failure is not due in whole or in part to the acts or omissions of Tenant or Tenant's Parties, then Tenant may, within ten (10) days following such two hundred (200) day period, deliver notice to Landlord of Tenant's election to terminate this Lease unless Landlord completes the repairs within sixty (60) days following such notice; provided, however, if (i) Tenant fails to timely deliver such termination notice to Landlord within such ten (10) day period, or (ii) the repairs are completed within the sixty (60) day period following Landlord's receipt of notice from Tenant, then this Lease shall remain in full force and effect and Tenant's termination notice shall be deemed null and void and of no force or effect.

               Tenant shall pay to Landlord, within ten (10) days following Landlord's demand therefor, the amount of the deductible under Landlord's insurance policy (which amount shall not exceed commercially reasonable levels). If the damage involves portions of the Project other than the Premises, Tenant shall pay only a portion of the deductible based on the ratio of the cost of repairing the damage in the Premises to the total cost of repairing all of the damage in the Project.

      11.3 LOSS NOT COVERED BY INSURANCE. If, at any time prior to the expiration or termination of this Lease, the Premises or the Project are totally or partially damaged or destroyed from a risk, the loss to Landlord from which is not fully covered by insurance maintained by Landlord or for Landlord's benefit, which damage renders the Premises inaccessible or unusable to Tenant in the ordinary course of its business, and if such damage or destruction is not the result of the negligence or willful misconduct or omission of Tenant or Tenant's Parties, Landlord may, at its option, upon written notice to Tenant within thirty (30) days after notice to Landlord of the occurrence of such damage or destruction, elect to repair or restore such damage or destruction, or Landlord may elect to terminate this Lease. If Landlord elects to repair or restore such damage or destruction, this Lease shall continue in full force and effect, but the Rent shall be proportionately reduced as provided in Paragraph 11.2(a). If Landlord elects to terminate this Lease, such termination shall be effective as of the date of the occurrence of such damage or destruction.

      11.4 LOSS CAUSED BY TENANT OR TENANT'S PARTIES. Notwithstanding the foregoing, if the Premises or the Project are wholly or partially damaged or destroyed as a result of the negligence or willful misconduct or omission of Tenant or Tenant's Parties, Tenant shall forthwith diligently undertake to repair or restore all such damage or destruction at Tenant's sole cost and expense to the extent such damage results from the negligence or willful misconduct of Tenant or Tenant's Parties, or Landlord may at its option undertake such repair or restoration at Tenant's sole cost and expense to the extent such damage results from the negligence or willful misconduct of Tenant or Tenant's Parties; provided, however, that Tenant shall be relieved of its repair and payment obligations pursuant to this Paragraph 11.4 to the extent that insurance proceeds are collected by Landlord to repair such damage. Landlord shall use reasonable efforts to collect insurance although Tenant shall in all such events pay to Landlord the full amount of the deductible under Landlord's insurance policy and any amounts not insured. This Lease shall continue in full force and effect without any abatement or reduction in Rent or other payments owed by Tenant.

      11.5 DESTRUCTION NEAR END OF TERM. Notwithstanding the foregoing, if the Premises or the Project are wholly or partially damaged or destroyed within the final six (6) months of the Term, and such damage cannot be restored within sixty (60) days, then either party may, at its option, elect to terminate this Lease upon written notice given to the other within twenty (20) days following such damage or destruction.

      11.6 DESTRUCTION OF IMPROVEMENTS AND PERSONAL PROPERTY. In the event of any damage to or destruction of the Premises or the Project, under no circumstances shall Landlord be required to repair, replace or compensate Tenant, Tenant's Parties or any other person for the personal property, trade fixtures, machinery, equipment or furniture of Tenant or any of Tenant's Parties, or any alterations, additions or improvements installed in the Premises by Tenant, and Tenant shall promptly repair and replace all such personal property and improvements at Tenant's sole cost and expense.

      11.7 EXCLUSIVE REMEDY. The provisions of this Paragraph 11 shall constitute Tenant's sole and exclusive remedy in the event of damage or destruction to the Premises or the Project, and Tenant waives and releases all statutory rights and remedies in favor of Tenant in the event of damage or destruction, including without limitation those available under California Civil Code Sections 1932 and 1933(4). No damages, compensation or claim shall be payable by Landlord for any inconvenience, any interruption or cessation of Tenant's business, or any annoyance, arising from any damage or destruction of all or any portion of the Premises or the Project.

      11.8 LENDER DISCRETION. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds from insurance held by Landlord be applied to such indebtedness, then Landlord shall have the right to deliver written notice to Tenant terminating this Lease.

120   INDEMNITY AND INSURANCE.

      12.1 INDEMNITY. Tenant hereby releases all Indemnified Parties, and shall indemnify, protect, defend and hold the Indemnified Parties harmless from any and all claims, judgments, damages, liabilities, losses, sums paid in settlement of claims, costs and expenses (including, but not limited to, reasonable attorneys' fees and litigation costs), obligations, liens and causes of action, whether threatened or actual, direct or indirect (collectively, "CLAIMS"), which arise in any way, directly or indirectly, resulting from or in connection with, in whole or in part, Tenant's or Tenant's Parties' activities in, on or about the Premises or Project, including, without limitation, Tenant's breach or default of any obligation of Tenant to be performed under the terms of this Lease, the conduct of Tenant's business, the nonobservance or nonperformance of any law, ordinance or regulation or the negligence or misconduct of Tenant or Tenant's Parties, the leakage of gas, oil, water, steam or electricity emanating from their usual conduits, or due to any cause whatsoever; except injury to persons or damage to property the sole cause of which is the gross negligence or willful misconduct of Landlord, or the wrongful failure of Landlord to repair any part of the Project which Landlord is obligated to repair and maintain hereunder within a reasonable time after the receipt of written notice from Tenant of needed repairs. Landlord hereby agrees to indemnify and hold Tenant harmless from and against any Claims to the extent the same results from the gross negligence or willful misconduct of Landlord, its authorized agents or employees or the default by Landlord hereunder. Landlord shall not be liable to Tenant for any damages arising from any act, omission or neglect of any other tenant in the Project.

      12.2 LANDLORD'S INSURANCE. Landlord shall maintain standard fire and extended coverage insurance covering the Building in an amount equal to the "replacement cost" (except deductibles) thereof, and such other types and amounts of insurance as it deems necessary or desirable in its sole discretion, which may (but need not) include, without limitation, liability, property damage, earthquake and/or loss of rental income coverage. Such insurance shall be for the sole benefit of Landlord and under its sole control. The premiums for any such insurance shall be charged to Tenant as Additional Rent.

      12.3 TENANT'S INSURANCE OBLIGATIONS. Tenant agrees that at all times from and after the date Tenant is given access to the Premises for any reason, Tenant shall carry and maintain, at its sole cost and expense, the following types, amounts and forms of insurance:

               12.3.1 GENERAL LIABILITY INSURANCE. A broad form comprehensive general liability or commercial general liability policy covering property damage, personal injury, advertising injury and bodily injury, and including blanket contractual liability coverage for obligations under this Lease, covering the Project in an amount of not less than the amount per occurrence specified in Item 10 of the Basic Lease Provisions. Such policy shall be in the occurrence form with a per location general aggregate. Each policy shall name Landlord and any management agent from time to time designated by Landlord and any lender of Landlord as additional insureds, and shall provide that any coverage to additional insureds shall be primary; when any policy issued to Landlord provides duplicate coverage or is similar in coverage, Landlord's policy will be excess over Tenant's policies. No deductibles in excess of Ten Thousand Dollars ($10,000) per occurrence shall be permitted. Tenant shall pay any deductibles. The amounts of such insurance required hereunder shall be subject to adjustment from time to time as required by Landlord based upon Landlord's reasonable determination as to (a) the amounts of such insurance generally required at such time for comparable tenants, premises and buildings in the general geographical location of the Building; (b) as requested by any lender with an interest in the Building or Project;
(c) Tenant's activities; (d) increases in recovered liability claims;
(e) increased claims consciousness by the public; or (f) any combination of the foregoing.

               12.3.2 PROPERTY INSURANCE. A policy or policies, including the Boiler and Machinery Perils and the Special Causes of Loss form of coverage ("ALL RISKS"), including vandalism and malicious mischief, theft, sprinkler leakage (including earthquake sprinkler leakage) and water damage coverage in an amount equal to the full replacement value, new without deduction for depreciation, on an agreed amount basis (no co-insurance requirement), of all trade fixtures, furniture and equipment in the Premises, and all alterations, additions and improvements to the Premises installed by or for Tenant or provided to Tenant. Such insurance shall also include business interruption and extra expense coverage for Tenant's operations and debris removal coverage for removal of property of Tenant and Tenant's Parties which may be damaged within the Premises. Such coverage shall name the Landlord and any management agent from time to time designated by Landlord and any lender of Landlord as additional insureds and/or loss payees as its interest may appear. No deductibles in excess of Ten Thousand Dollars ($10,000) shall be permitted. Tenant shall pay any deductibles.

               12.3.3 WORKERS' COMPENSATION INSURANCE. Workers' compensation insurance, including employers' liability coverage, shall comply with applicable California law. Such insurance shall include a waiver of subrogation in favor of Landlord, if available.

      12.4 EVIDENCE OF COVERAGE. All of the policies required to be obtained by Tenant pursuant to Paragraph 12.3 shall be with companies and in form satisfactory to Landlord. Each insurance company providing coverage shall have a current Best's Rating of "A-X" or better. Tenant shall add Landlord and any management agent from time to time designated by Landlord and any lender of Landlord as an additional insured or loss payee, as their interests may appear. Tenant shall provide Landlord with certificates and copies of endorsements (and upon request, policies) of insurance acceptable to Landlord issued by each of the insurance companies issuing any of the policies required pursuant to the provisions of Paragraph 12.3, and said certificates and endorsements shall provide that the insurance issued thereunder shall not be altered, canceled or non-renewed until after thirty (30) days' written notice to Landlord. "CLAIMS MADE" policies shall not be permitted. Each policy shall permit the waiver in
Section 12.5 below. Evidence of insurance coverage shall be furnished to Landlord prior to Tenant's possession of the Premises and thereafter not fewer than fifteen (15) days prior to the expiration date of any required policy. Tenant may satisfy its insurance obligations hereunder by carrying such insurance under a so-called blanket policy or policies of insurance which are acceptable to Landlord. If Tenant fails to obtain any insurance required hereby or provide evidence thereof to Landlord, upon one (1) business day notice, Landlord may, but shall not be obligated to, and Tenant hereby appoints Landlord as its agent to, procure such insurance and bill the cost of the insurance plus a five percent (5%) handling charge to Tenant. Tenant shall pay such costs to Landlord as Additional Rent with the next monthly payment of Rent.

      12.5 WAIVERS OF SUBROGATION. Landlord waives any and all rights of recovery against Tenant for or arising out of damage to, or destruction of the Building or the Premises to the extent that Landlord's insurance policies then in force or policies required by this Lease insure against such damage or destruction and permit such waiver and only to the extent of insurance proceeds actually received by Landlord for such damage or destruction. Tenant waives any and all rights of recovery against Landlord for or arising out of damage to or destruction of any property of Tenant to the extent that Tenant's insurance policies then in force or the policies required by this Lease, whichever is broader, insure against such damage or destruction.

130   LANDLORD'S RIGHT OF ACCESS.

      Tenant shall permit Landlord and its employees and agents, at all reasonable times upon 24 hours notice and at any time in case of emergency, in such manner as to cause as little disturbance to Tenant as reasonably practicable (a) to enter into and upon the Premises to inspect them, to protect the Landlord's interest therein, or to post notices of non-responsibility,
(b) to take all necessary materials and equipment into the Premises, and perform necessary work therein, and (c) to perform periodic environmental audits, inspections, investigations, testing and sampling of the Premises and/or the Project, and to review and copy any documents, materials, data, inventories, financial data, notices or correspondence to or from private parties or governmental authorities in connection therewith. No such work shall cause or permit any rebate of Rent to Tenant for any loss of occupancy or quiet enjoyment of the Premises, or damage, injury or inconvenience thereby occasioned, or constitute constructive eviction. Landlord may at any time place on or about the Building any ordinary "for sale" and "for lease" signs. Tenant shall also permit Landlord and its employees and agents, upon request, to enter the Premises or any part thereof, upon 24 hours notice during normal business hours, to show the Premises to any fee owners, lessors of superior leases, holders of encumbrances on the interest of Landlord under the Lease, or prospective purchasers, mortgagees or lessees of the Project or Building as an entirety. During the period of six (6) months prior to the expiration date of this Lease, Landlord may exhibit the Premises to prospective tenants.

140   ASSIGNMENT AND SUBLETTING.

      14.1 LANDLORD'S CONSENT. Tenant shall not assign all or any portion of its interest in this Lease, whether voluntarily, by operation of law or otherwise, and shall not sublet all or any portion of the Premises, including, but not limited to, sharing them, permitting another party to occupy them or granting concessions or licenses to another party, except with the prior written consent of Landlord, which Landlord may withhold for any reasonable condition, including, but not limited to: (a) Tenant is in default (beyond applicable notice and cure periods) of this Lease; (b) the assignee or subtenant is unwilling to assume in writing all of Tenant's obligations hereunder (prorated for a subtenant of less than all of the Premises); (c) the assignee or subtenant has a financial condition which is reasonably unsatisfactory to Landlord or Landlord's mortgagee; (d) the Premises will be used for different purposes than those set forth in Paragraph 3 or for a use requiring or generating increased or different Hazardous Materials; and (e) the proposed assignee or subtenant or its business is subject to compliance with additional requirements of the law (including related resolutions) commonly known as the Americans with Disabilities Act of 1990 beyond those requirements applicable to Tenant.

      14.2 FEES. Tenant shall pay Landlord's reasonable attorneys' fees incurred in evaluating any proposed assignment or sublease and documenting Landlord's consent.

      14.3 PROCEDURE. Whenever Tenant has obtained an offer to assign any interest in this Lease or to sublease all or any portion of the Premises, Tenant shall provide to Landlord the name and address of said proposed assignee or sublessee, the base rent and all other compensation to be paid to Tenant, the proposed use by the proposed assignee or sublessee, the proposed effective date of the assignment or subletting, and any other business terms which are material to the offer and/or which differ from the provisions of this Lease ("NOTICE OF OFFER"). Tenant shall also provide to Landlord the nature of business, financial statement and business experience resume for the immediately preceding five (5) years of the proposed assignee or sublessee and such other information concerning such proposed assignee or sublessee as Landlord may reasonably require. The foregoing information shall be in writing and shall be received by Landlord no less than thirty (30) days prior to the effective date of the proposed assignment or sublease.

               Within fifteen (15) days following its receipt of a Notice of Offer for the proposed assignment or subletting, Landlord shall be entitled to terminate this Lease as to all of the Premises (unless Tenant proposes a sublease of a portion of the Premises, in which event Landlord may terminate this Lease as to such portion) by written notice to Tenant ("TERMINATION NOTICE"), and such termination shall be effective as of the proposed effective date of the proposed assignment or sublease. If Landlord does not elect to terminate this Lease, Landlord shall either notify Tenant that Landlord consents to the proposed assignment or subletting or withholds its consent for reasons to be specified in the notice. If Landlord does not provide a Termination Notice or a notice withholding its consent to Tenant within fifteen (15) days following its receipt of a Notice of Offer, Landlord shall be deemed to have consented to the proposed assignment or subletting.

      14.4 BONUS RENT. If any interest in this Lease is assigned or all or any portion of the Premises is subleased, Landlord shall receive one-half (1/2) of all of the "BONUS RENT" to be realized from such assignment or subletting. The bonus rent shall mean any lump sum payment or other value received by Tenant that is attributable to the sublease, assignment and/or leasehold interest (as opposed to the sale of Tenant's business or assets [(other than the leasehold interest or property belonging to Landlord)]), plus any base rent, percentage rent or periodic compensation received by Tenant from or for the benefit of an assignee or sublessee in excess of (a) all amounts owed for Rent and other charges pursuant to this Lease, (b) all reasonable commissions and fees paid to any real estate broker or finder who is unaffiliated with Tenant in connection with the assignment or subletting, and (c) all reasonable and necessary out-of-pocket advertising fees, tenant improvement costs and attorneys' fees paid by Tenant to unaffiliated third parties for the sole purpose of consummating the assignment or sublease. If a portion of the Premises is subleased, the amount in clause (a) shall be prorated based on the portion of the Premises' rentable area to be subleased. The bonus rent shall be paid on the first (1st) day of each calendar month next following tenant's receipt of each payment from its assignee or sublessee, after reduction for all amounts described in clauses (a), (b) and (c) above, amortized over the full term of the assignment or sublease.

      14.5 CONTINUING TENANT OBLIGATIONS. No subleasing or assignment shall relieve Tenant from liability for payment of all forms of Rent and other charges herein provided or from Tenant's obligations to keep and be bound by the terms, conditions and covenants of this Lease.

      14.6 WAIVER, DEFAULT AND CONSENT. The acceptance of Rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to the assignment or subletting of the Premises. Any assignment or sublease without the Landlord's prior written consent shall be voidable, at Landlord's election, and shall constitute a noncurable event of default under this Lease. Consent to any assignment or subletting shall not be deemed a consent to any future assignment or subletting.

      14.7 RESTRUCTURING OF BUSINESS ORGANIZATIONS. Any transfer of corporate shares or partnership interests of Tenant, so as to result in a change in the present voting control of Tenant by the person or persons owning a majority of said corporate shares or partnership interests on the date of this Lease (except for trading on an exchange), shall constitute an assignment and shall be subject to the provisions of this Paragraph 14. Notwithstanding the foregoing, (A) an assignment of this Lease by operation of law as a result of a merger or consolidation of Tenant, or an assignment of this Lease in conjunction with (i) the sale of all or substantially all of Tenant's assets, or (ii) a public offering of the stock of Tenant, shall not constitute an assignment of this Lease under this Paragraph 14; and (B) an assignment of this

Lease or a subletting of the Premises to an entity ("Affiliate Entity") which owns, or is owned by, Tenant, shall not constitute an assignment of this Lease or a sublease under this paragraph 14, provided that such Affiliate Entity owns more than fifty percent (50%) of the outstanding shares of all classes of voting stock of Tenant, or Tenant owns more than fifty percent (50%) of all ownership and controlling interests of such Affiliate Entity.

      14.8 ASSIGNMENT OF SUBLEASE RENT. Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rents from any subletting of all or any part of the Premises, and Landlord, as assignee and as attorney-in-fact for Tenant for purposes hereof, or a receiver for Tenant appointed on Landlord's application, may collect such rents and apply same toward Tenant's obligations under this Lease, except that, until the occurrence of an event of default (beyond applicable notice and cure periods) by Tenant, Tenant shall have the right and license to collect such rents.

      14.9 ASSIGNMENT IN BANKRUPTCY. If this Lease is assigned to any person or entity pursuant to the provisions of the United States Bankruptcy Code, 11 U.S.C. Section 101 ET SEQ., or such similar laws or amendments thereto which may be enacted from time to time (the "BANKRUPTCY CODE"), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord.

      14.10 ASSUMPTION OF OBLIGATIONS. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

150   CONDEMNATION.

      15.1 TOTAL TAKING. If the whole or any substantial part of the Premises or the Project shall be taken or damaged because of the exercise of the power of eminent domain, whether by condemnation proceedings or otherwise, including acts or omissions constituting inverse condemnation, or any transfer of the Premises or Project or portion thereof in avoidance of the exercise of the power of eminent domain (collectively, a "TAKING"), and the Taking would prevent or materially interfere with the use of the Premises for the purpose for which they are being used, this Lease shall terminate effective when the physical Taking of the Premises shall occur.

      15.2 PARTIAL TAKING. If part of the Premises shall be subject to a Taking and this Lease is not terminated as provided in the Paragraph 15.1 above, this Lease shall not terminate but the Rent payable hereunder during the unexpired portion of this Lease shall be reduced in proportion to the area of the Premises rendered unusable by Tenant.

      15.3 CONDEMNATION AWARD. The entire award or compensation for any Taking of the Project and/or the Premises, or any part thereof, or for diminution in value, shall be the property of Landlord, and Tenant hereby assigns its interest in any such award to Landlord; provided, however, Landlord shall have no interest in any separate award made to Tenant for loss of business, for relocation purposes, or for the taking of Tenant's fixtures and improvements.

      15.4 EXCLUSIVE REMEDY. This Paragraph 15 shall be Tenant's sole and exclusive remedy in the event of any Taking. Tenant hereby waives the benefits of California Code of Civil Procedure Section 1265.130 or any other statute granting Tenant specific rights in the event of a Taking which are contrary to the provisions of this Paragraph 15.

160   SURRENDER AND HOLDING OVER.

      16.1 SURRENDER. Upon the expiration or sooner termination of this Lease, Tenant shall surrender the Premises in as good condition as when received, reasonable wear and tear excepted, broom clean and free of trash and rubbish, and free from all tenancies or occupancies by any person. Tenant shall remove all trade fixtures, furniture, equipment and other personal property installed in the Premises prior to the expiration or earlier termination of this Lease. Unless otherwise provided in Paragraph 7 or waived by Landlord in writing prior to the expiration or earlier termination of this Lease, Tenant shall remove at its sole cost all alterations, additions and improvements made by Tenant to the Premises; provided, however, if Tenant requests Landlord to notify Tenant whether a particular alteration's removal will be required in conjunction with Tenant's request for Landlord's consent to any particular proposed alterations (together with such other documents, plans, etc. as Landlord may request in accordance with Paragraph 7), Landlord shall notify Tenant whether the removal of such alterations will be required at the expiration or earlier termination of this Lease. Notwithstanding the foregoing, at the election of Landlord, all (or such portion as Landlord shall designate) alterations, additions and improvements to the Premises including, without limitation, all wall coverings, floor coverings, built-in cabinets, paneling and the like, shall become the property of Landlord and remain on the Premises at the end of the Term. Tenant shall, at its own cost, completely repair any and all damage to the Premises and the Building resulting from or caused by such removal. The provisions of Paragraph 7 shall apply to such removal and repair work.

      16.2 HOLDING OVER. If Landlord agrees in writing that Tenant may hold over after the expiration or earlier termination of this Lease, unless the parties hereto otherwise agree in writing as to the terms of such holding over, the holdover tenancy shall be subject to termination by Landlord or Tenant at any time upon not less than thirty (30) days' prior written notice. If Tenant holds over without the consent of Landlord, the same shall be a tenancy at will terminable at any time, and Tenant shall be liable to Landlord for, and Tenant shall indemnify, protect, defend and hold Landlord harmless from and against, any damages, liabilities, losses, costs, expenses or claims suffered or caused by such holdover, including damages and costs related to any successor tenant of the Premises to whom Landlord could not deliver possession of the Premises when promised. All of the other terms and provisions of this Lease shall be applicable during any holdover period, with or without consent, except that Tenant shall pay to Landlord from time to time upon demand, as Rent for the period of any holdover, an amount equal to one hundred fifty percent (150%) of the then applicable Base Rent plus all Additional Rent in effect on the termination date, computed on a daily basis for each day of the holdover period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease. The preceding provisions of this Paragraph 16.2 shall not be construed as Landlord's consent to any holding over by Tenant.

      16.3 ENTRY AT END OF TERM. If during the last month of the Term, Tenant shall have removed all of Tenant's property and personnel from the Premises, Landlord may enter the Premises and repair, alter and redecorate the same, without abatement of Rent and without liability to Tenant, and such acts shall have no effect on this Lease. Tenant shall, prior to vacating the Premises, arrange to meet with Landlord for a joint inspection of the Premises prior to vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacation of the Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

170   QUIET ENJOYMENT.

      Landlord represents and warrants that it has full rights and authority to enter into this Lease and that Tenant, upon paying the Rent and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease, any ground lease, any mortgage or deed of trust now or hereafter encumbering the Premises or the Project, and all matters of record.

180   EVENTS OF DEFAULT.

      The following events shall be deemed to be events of default by Tenant under this Lease:

      18.1 FAILURE TO PAY RENT. Tenant shall fail to pay any installment of the Rent herein reserved within five (5) business days from when due, or any other payment or reimbursement to Landlord required herein when due.

      18.2 INSOLVENCY. Tenant or any guarantor of Tenant's obligations hereunder shall generally not pay its debts as they become due or shall admit in writing the inability to pay its debts or shall make a general assignment for the benefit of creditors.

      18.3 APPOINTMENT OF RECEIVER. A receiver or trustee (or similar official) shall be appointed for all or substantially all of the assets of Tenant and not discharged within forty-five (45) days.

      18.4 BANKRUPTCY. The filing of any voluntary petition by Tenant under the Bankruptcy Code, or the filing of an involuntary petition by Tenant's creditors, which involuntary petition remains undischarged for a period of forty-five (45) days.

      18.5 ATTACHMENT. The attachment, execution or other judicial seizure or non-judicial seizure of all or substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease or the Premises, if such attachment or other seizure remains undismissed or undischarged for a period of twenty (20) business days after the levy thereof.

      18.6     INTENTIONALLY OMITTED.

      18.7 CERTIFICATES. Tenant shall fail to deliver to Landlord any subordination agreement within the time limit prescribed in Paragraph 21 below, or a Certificate of Occupancy, all financial statements or an estoppel certificate within the time limits prescribed in Paragraph 22.7 below.

      18.8 FAILURE TO DISCHARGE LIENS. Tenant shall fail to discharge any lien placed upon the Premises in violation of Paragraph 8 hereof.

      18.9 FALSE FINANCIAL STATEMENT. Landlord discovers that any financial statement given to Landlord by Tenant, any assignee, subtenant or successor in interest of Tenant, or any guarantor of Tenant's obligations hereunder, or any of them, was materially false when given to Landlord.

      18.10 FAILURE TO COMPLY WITH LEASE TERMS. Tenant shall fail to comply with any other term, provision or covenant of this Lease, and shall not cure such failure within thirty (30) days after written notice thereof to Tenant; provided, however, that if the nature of Tenant's obligation is such that it is not susceptible to cure within thirty (30) days, then Tenant shall not be in default if Tenant commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

      18.11 GUARANTOR DEFAULT. Any guarantor of Tenant's obligations hereunder shall be in default under the terms of its guaranty.

      18.12 Assignment or Subletting without Consent. Any assignment, subletting or other transfer for which the prior consent of Landlord is required under this Lease and has not been obtained.

      Any notices to be provided by Landlord under this Paragraph 18 shall be in lieu of, and not in addition to, any notice required under Section 1161 of the California Code of Civil Procedure.

190   LANDLORD'S REMEDIES.

      Upon the occurrence of any event of default, Landlord may, at its option without further notice or demand and in addition to any other rights and remedies hereunder or at law or in equity, do any or all of the following:

      19.1 TERMINATION. Terminate Tenant's right to possession of the Premises by any lawful means upon at least 3 days' written notice (which notice may be satisfied by any notice which may be given by Landlord pursuant to Paragraph 18, if applicable), in which case Tenant shall immediately surrender possession of the Premises to Landlord and, in addition to any rights and remedies Landlord may have at law or in equity, Landlord shall have the following rights:

               (a) To re-enter the Premises then or at any time thereafter and remove all persons and property and possess the Premises, without prejudice to any other remedies Landlord may have by reason of Tenant's default or of such termination, and Tenant shall have no further claim hereunder.

               (b) To recover all damages incurred by Landlord by reason of the default, including without limitation (i) the worth at the time of the award of the payments owed by Tenant to Landlord under this Lease that were earned but unpaid at the time of termination; (ii) the worth at the time of the award of the amount by which the payments owed by Tenant to Landlord under the Lease that would have been earned after the date of termination until the time of the award exceeds the amount of the loss of payments owed by Tenant to Landlord under this Lease for the same period that Tenant proves could have been reasonably avoided;
               (iii) the worth at the time of the award of the amount by which the payments owed by Tenant to Landlord for the balance of the Term after the time of the award exceeds the amount of the loss of payments owed by Tenant for the same period that Tenant proves could have been reasonably avoided; (iv) all costs incurred by Landlord in retaking possession of the Premises and restoring them to good order and condition; (v) all costs, including without limitation brokerage commissions, advertising costs and restoration and remodeling costs, incurred by Landlord in reletting the Premises; plus (vi) any other amount, including without limitation attorneys' fees and audit expenses, necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. "The worth at the time of the award," as used in clauses (i) and (ii) of this paragraph, is to be determined by computing interest as to each unpaid payment owed by Tenant to Landlord under the Lease, at the highest interest rate permitted by law. "The worth at the time of the award," as referred to in clause (iii) of this paragraph, is to be determined by discounting such amount, as of the time of award, at the discount rate of the San Francisco Federal Reserve Bank, plus 1%.

               (c) To remove, at Tenant's sole risk, any and all personal property in the Premises and place such in a public or private warehouse or elsewhere at the sole cost and expense and in the name of Tenant. Any such warehouser shall have all of the rights and remedies provided by law against Tenant as owner of such property. If Tenant shall not pay the cost of such storage within thirty (30) days following Landlord's demand, Landlord may, subject to the provisions of applicable law, sell any or all such property at a public or private sale in such manner and at such times and places as Landlord deems proper, without notice to or demand upon Tenant. Tenant waives all claims for damages caused by Landlord's removal, storage or sale of the property and shall indemnify and hold Landlord free and harmless from and against any and all loss, cost and damage, including without limitation court costs and attorneys' fees. Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact, coupled with an interest, with all rights and powers necessary to effectuate the provisions of this subparagraph.

      19.2 CONTINUATION OF LEASE. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord may enforce all of Landlord's rights and remedies under this Lease, including the right to recover rent as it becomes due hereunder, and, at Landlord's election, to re-enter and relet the Premises on such terms and conditions as Landlord deems appropriate. Without limiting the generality of the foregoing, Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations). If Landlord relets the Premises or any portion thereof, any rent collected shall be applied against amounts due from Tenant. Landlord may execute any lease made pursuant hereto in its own name, and Tenant shall have no right to collect any such rent or other proceeds. Landlord's re-entry and/or reletting of the Premises, or any other acts, shall not be deemed an acceptance of surrender of the Premises or Tenant's interest therein, a termination of this Lease or a waiver or release of Tenant's obligations hereunder. Landlord shall have the same rights with respect to Tenant's improvements and personal property as under Paragraph 19.1 above, even though such re-entry and/or reletting do not constitute acceptance of surrender of the Premises or termination of this Lease.

      19.3 APPOINTMENT OF RECEIVER. Cause a receiver to be appointed in any action against Tenant and to cause such receiver to take possession of the Premises and to collect the rents or bonus rent derived therefrom. The foregoing shall not constitute an election by Landlord to terminate this Lease unless specific notice of such intent is given.

      19.4     LATE CHARGE.  Charge late charges as provided in Paragraph 2.7.

      19.5 INTEREST. Charge interest on any amount not paid when due as provided in Paragraph 22.2. Interest shall accrue from the date funds are first due or, if the payment is for funds expended by Landlord on Tenant's behalf, from the date Landlord expends such funds.

      19.6 ATTORNEYS' FEES. Subject to Paragraph 22.11, collect, upon demand, all reasonable attorneys' fees and expenses incurred by Landlord in enforcing its rights and remedies hereunder.

      19.7 INJUNCTION. To restrain by injunction or other equitable means any breach or anticipated breach of this Lease.

20.   TENANT'S REMEDIES.

      20.1 LANDLORD'S DEFAULT. Landlord shall not be in default under this Lease unless Landlord fails to perform obligations required of Landlord within thirty (30) days after written notice is delivered by Tenant to Landlord and to the holder of any mortgages or deeds of trust (collectively, "LENDER") covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying the obligation which Landlord has failed to perform; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord or Lender commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. All obligations of Landlord hereunder shall be construed as covenants, not conditions.

      20.2 TENANT'S REMEDIES. In the event of any default, breach or violation of Tenant's rights under this Lease by Landlord, Tenant's exclusive remedies shall be an action for specific performance or action for actual damages. Tenant hereby waives the benefit of any laws granting it the right to perform Landlord's obligation, or the right to terminate this Lease or withhold Rent on account of any Landlord default.

      20.3 LANDLORD DEFAULT/SELF-HELP RIGHTS. If Landlord fails to perform any repair that Landlord is obligated to perform under this Lease ("Required Repair") within the time period within which Landlord is obligated to perform said repair work as set forth in Paragraph 20.1 above, then Tenant may proceed to perform the Required Repair upon delivery of an additional ten (10) business days notice to Landlord specifying that Tenant is performing such Required Repair, and if such Required Repair was required under the terms of this Lease to be performed by Landlord, then Tenant shall be entitled to prompt reimbursement by Landlord of Tenant's reasonable costs and expenses in taking such action.

               In the event Tenant performs such Required Repair, such work shall be performed in accordance with Paragraph 7 hereof (other than the requirement of obtaining Landlord's prior consent). Further, if Landlord does not deliver a detailed written objection to Tenant within thirty (30) days after receipt of an invoice by Tenant of its costs of performing the Required Repair which Tenant claims should have been taken by Landlord, and if such invoice from Tenant sets forth a reasonably particularized breakdown of its costs and expenses in connection with taking such action on behalf of Landlord, then Tenant shall be entitled to deduct from Base Rent payable by Tenant under this Lease, the amount set forth in such invoice. If, however, Landlord delivers to Tenant within thirty (30) days after receipt of Tenant's invoice, a written objection to the payment of such invoice, setting forth with reasonable particularity Landlord's reasons for its claim that such Required Repair did not have to be taken by Landlord pursuant to the terms of this Lease or that the charges are excessive (in which case Landlord shall pay the amount it contends would not have been excessive), then Tenant shall not be entitled to such deduction from Base Rent, but as Tenant's sole remedy, Tenant may proceed to institute legal proceedings against Landlord to collect the amount set forth in the subject invoice.

      20.4 NON-RECOURSE. Notwithstanding anything to the contrary in this Lease, any judgment obtained by Tenant or any of Tenant's Parties against Landlord or any Indemnified Parties shall be satisfied only out of Landlord's equity interest in the Building and the legal parcel of land on which it sits. Neither Landlord nor any Indemnified Parties shall have any personal liability for any matter in connection with this Lease or its obligations as Landlord of the Premises, except as provided above. Tenant shall not institute, seek or enforce any personal or deficiency judgment against Landlord or any Indemnified Parties, and none of their property shall be available to satisfy any judgment hereunder, except as provided in this Paragraph 20.4.

      20.5 SALE OF PREMISES. In the event of any sale or transfer of the Premises (and provided that any security deposit held by the seller, transferor or assignor (collectively, "Seller") is delivered or credited to the purchaser, transferee or assignee (collectively, "Purchaser"), the Seller shall be and hereby is entirely freed and relieved of all agreements, covenants and obligations of Landlord thereafter to be performed and it shall be deemed and construed without further agreement between the parties or their successors in interest or between the Seller and the Purchaser on any such sale, transfer or assignment that such Purchaser has assumed and agreed to carry out any and all agreements, covenants and obligations of Landlord hereunder.

21.   MORTGAGES.

      At the election of Landlord, or the holder of any mortgage or deed of trust affecting the Project or any ground lessor, this Lease and all of Tenant's rights hereunder shall be subject and subordinate at all times to any deed of trust, mortgage or ground lease which may now or hereafter affect the Project, and to all renewals, modifications, consolidations, replacements and extensions thereof. If any such mortgage or deed of trust is foreclosed or any ground lease terminated, at the election of Landlord's successor in interest, Tenant agrees, for the benefit of such successor in interest, to attorn to such successor in interest and become its tenant on the terms and conditions of this Lease for the remainder of the Term, and if required, to enter into a new lease with such successor in interest in the form of this Lease. Tenant's agreement to attorn shall survive the termination of this Lease. At the request of Landlord, the holder of such mortgage or deed of trust or any ground lessor, Tenant shall execute, acknowledge and deliver promptly in recordable form any instrument or subordination agreement that Landlord or such holder may request; provided, however, that such instrument shall include a provision requiring the purchaser at any foreclosure sale to continue this Lease in full force and effect in the same manner as if such purchaser were the Landlord so long as Tenant is not otherwise in default (beyond applicable notice and cure periods) and requiring Tenant to attorn to such purchaser. In addition, at the request of Landlord, the holder of any mortgage or deed of trust or any ground lessor, Tenant shall execute, acknowledge and deliver promptly in recordable form any instrument that Landlord or such holder may request to make this Lease superior to such mortgage, deed or trust or ground lease. Provided that Landlord notifies Tenant that its failure to timely execute such documents shall constitute a default under this Lease, Tenant's failure to execute each instrument, release or document within ten (10) business days after written demand shall constitute an event of default by Tenant hereunder without further notice to Tenant, or at Landlord's option Landlord shall execute such instrument, release or document on behalf of Tenant as Tenant's attorney-in-fact. Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact, coupled with an interest, and in Tenant's name, place and stead, to execute such documents in accordance with this Paragraph 21.

22.   GENERAL PROVISIONS.

      22.1 SINGULAR AND PLURAL. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

      22.2 INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided to the contrary, any amount due to Landlord not paid within five (5) business days from when due shall bear interest at the lesser of 12% or the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Tenant under this Lease, provided, however, that interest shall not be payable on late charges incurred by Tenant.

      22.3     TIME OF ESSENCE.  Time is of the essence.

      22.4 BINDING EFFECT. The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided.

      22.5 CHOICE OF LAW. This Lease shall be governed by the laws of the State of California applicable to contracts made and to be performed in such state.

      22.6 CAPTIONS. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

      22.7 CERTIFICATES. Tenant agrees from time to time within ten (10) business days after request of Landlord, to deliver to Landlord, or Landlord's designee, a Certificate of Occupancy for work performed by Tenant or Tenant's Parties in the Premises, annual financial statements for each of the previous three (3) fiscal years of Tenant, and an estoppel certificate stating that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), the date to which Rent has been paid, the unexpired Term of this Lease and such other matters pertaining to this Lease as may be reasonably requested by Landlord or Landlord's designee. Any such certificate may be conclusively relied upon by Landlord or Landlord's designee. At Landlord's option, Tenant's failure to timely deliver such certificate shall be an event of default by Tenant, without further notice to Tenant, or it shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord, that there are no uncured defaults in Landlord's performance, and that not more than one (1) month's rent has been paid in advance. Landlord agrees from time to time within ten (10) business days after request of Tenant (but not more than three (3) times during the Term), to deliver to Tenant an estoppel certificate stating that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which Rent has been paid and the unexpired Term of this Lease, and whether Tenant is (to Landlord's knowledge) in default under this Lease.

      22.8 AMENDMENTS. This Lease may not be altered, changed or amended except by an instrument in writing signed and dated by both parties hereto. Tenant agrees to make such reasonable modifications to this Lease as may be required by any lender in connection with the obtaining of financing or refinancing of the Project or any portion thereof, so long as such modifications do not increase Tenant's monetary obligations or adversely impact Tenant's use of or access to the Premises.

      22.9 ENTIRE AGREEMENT. This Lease constitutes the entire understanding and agreement of Landlord and Tenant with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Landlord and Tenant with respect thereto, and supersedes all prior agreements or understandings. Landlord and Tenant each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior agreements, promises, negotiations, or representations not expressly set forth in this Lease are of no force or effect.

      22.10 WAIVERS. The waiver by either party of any term, covenant, agreement or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant, agreement or condition herein contained, nor shall any custom or practice which may arise between the parties in the administration of this Lease be construed to waive or lessen the right of such party to insist upon the performance by the other party in strict accordance with all of the provisions of this Lease. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any provisions, covenant, agreement or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

      22.11 ATTORNEYS' FEES. If either Landlord or Tenant commences or engages in, or threatens to commence or engage in, an action by or against the other party arising out of or in connection with this Lease or the Premises, including but not limited to any action for recovery of Rent due and unpaid, to recover possession or for damages for breach of this Lease, the prevailing party shall be entitled to have and recover from the losing party reasonable attorneys' fees and other costs incurred in connection with the action, preparation for such action, any appeals relating thereto and enforcing any judgments rendered in connection therewith.

      22.12 MERGER. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation hereof shall not constitute a merger. Such event shall, at the option of Landlord, either terminate all or any existing subtenancies or operate as an assignment to Landlord of any or all of such subtenancies.

      22.13 SURVIVAL OF OBLIGATIONS. Paragraphs 2, 3.2, 4.2, 5.2, 8, 12.1, 12.5, 15.3, 16, 19, 20 and 22 and all obligations of Landlord and Tenant hereunder not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term, including without limitation, all payment obligations with respect to Rent and all obligations concerning the condition of the Premises. Upon the expiration or earlier termination of the Term, and prior to Tenant vacating the Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord (i) as necessary to perform Tenant's duties under paragraphs 6.1 and 16.1 and put the Premises, including without limitation, all heating and air conditioning systems and equipment therein, in good condition and repair, and (ii) as sufficient to meet Tenant's obligation hereunder for prorated Additional Rent for the year in which the Lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied as the case may be. Any Security Deposit held by Landlord shall be credited against the amounts payable by Tenant under this Paragraph 22.13.

      22.14 SEVERABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Term, the remainder of this

Lease shall not be affected thereby, and in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

      22.15 SECURITY MEASURES. Tenant hereby acknowledges that the Rent payable to Landlord hereunder does not include the cost of guard service or other security measures, and that Landlord shall have no obligation whatsoever to provide same. Tenant assumes all responsibility for the protection of Tenant, Tenants' Parties and their property from acts of third parties.

      22.16 EASEMENTS. Landlord reserves to itself the right, from time to time, to grant such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of parcel maps, easement agreements and covenants, conditions and restrictions, so long as such easements, rights, dedications, maps and covenants, conditions and restrictions do not unreasonably interfere with the permitted use of the Premises by Tenant. Tenant shall sign any of the aforementioned documents upon request of Landlord and failure to do so shall constitute a material breach of this Lease.

      22.17 MULTIPLE PARTIES. If more than one person or entity is named as Tenant herein, the obligations of Tenant hereunder shall be the joint and several responsibility of all persons or entities so named.

      22.18 CONFLICT. Any conflict between the printed provisions of this Lease and any typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

      22.19 NO THIRD PARTY BENEFICIARIES. This Lease is not intended by either party to confer any benefit on any third party, including without limitations any broker, finder, or brokerage firm.

      22.20 EFFECTIVE DATE/NONBINDING OFFER. Submission of this Lease for examination or signature by Tenant does not constitute an offer or option for lease, and it is not effective as a lease or otherwise until executed and delivered by both Landlord and Tenant.

      22.21 NOTICES. Each provision of this Lease or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by one party to the other shall be deemed to be complied with when and if the following steps are taken:

               (a) All Rent and other payments required to be made hereunder shall be payable to the applicable party hereto as follows: to Landlord at the address set forth in Item 12 of the Basic Lease Provisions, and to Tenant at the Premises, or at such other addresses as the parties may have hereafter specified by written notice. All obligations to pay Rent and/or any other amounts under the terms of this Lease shall not be deemed satisfied until such Rent and other amounts have been actually received by the respective party.

               (b) Wherever any notice is required or permitted hereunder, such notice shall be in writing. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered (i) upon personal delivery; (ii) seventy-two (72) hours after deposit thereof in the United States mail, postage prepaid, certified or registered mail, return receipt requested;
(iii) upon confirmation of delivery by Federal Express or other reputable overnight delivery service; or (iv) upon written confirmation of delivery by telegraph, telecopy or other electronic written transmission device; correctly addressed to the parties hereto as follows: if to Tenant before the Commencement Date, then at the address specified in Item 11 of the Basic Lease Provisions; if to Tenant after the Commencement Date, then at the Premises; and if to Landlord, then at the address specified in Item 12 of the Basic Lease Provisions; or at such other address (but no more than one (1) address at a time, except as provided in Paragraph 20.1) as the recipient may theretofore have specified by written notice.

      22.22 WATER, OIL AND MINERAL RIGHTS. Landlord reserves all right, title or interest in water, oil, gas or other hydrocarbons, other mineral rights and air and development rights, together with the sole and exclusive right of Landlord to sell, lease, assign or otherwise transfer the same, but without any right of Landlord or any such transferee to enter upon the Premises during the Term except as otherwise provided herein.

      22.23 CONFIDENTIALITY. Tenant agrees to keep the Lease and its terms, covenants, obligations and conditions strictly confidential and not to disclose such matters to any other landlord, tenant, prospective tenant, or broker; provided, however, Tenant may provide a copy of this Lease to its attorneys, accountants and bankers, and to a non-party solely in conjunction with Tenant's reasonable and good faith effort to secure an assignee or sublessee for the Premises.

      22.24 BROKER'S FEES. Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, other than the brokerage firm specified in Item 13 of the Basic Lease Provisions, if any, and Tenant shall indemnify, defend, protect and hold Landlord harmless from and against any claims, losses, liabilities, demands, costs, expenses or causes of action by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction.

      22.25 REMEDIES CUMULATIVE. All rights, privileges and remedies of the parties are cumulative and not alternative or exclusive to the extent permitted by law, except as otherwise provided herein.

      22.26 RETURN OF CHECK. If Tenant's check, given to Landlord in payment of any sum, is returned by the bank for non-payment, Tenant shall pay to Landlord immediately on demand, as Additional Rent, all expenses incurred by Landlord as a result thereof.

      22.27 NO RECORDATION OF LEASE. Neither this Lease nor any memorandum hereof may be recorded.

      22.28 AUTHORITY. If Tenant is a corporation or partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease. Tenant shall, within thirty (30) days following execution of this Lease, deliver to Landlord evidence of such authority satisfactory to Landlord.

      22.29 INTERPRETATION. This Lease shall be construed fairly according to its terms without regard to which party, or which party's attorneys, prepared its form.

      22.30 ADDITIONAL PROVISIONS. Those additional provisions set forth in EXHIBIT "E", if any, are hereby incorporated by this reference as if fully set forth herein.

      22.31 WAIVER OF RIGHT TO TRIAL BY JURY. Tenant and Landlord each hereby waives the right to trial by jury.

      22.32 LETTER OF CREDIT. Notwithstanding anything to the contrary contained herein, upon ten (10) days prior written notice to Landlord, Tenant may replace $150,000 of the Security Deposit with an irrevocable standby letter of credit ("Letter of Credit") in favor of Landlord in the amount of $150,000.00 which shall be (i) from a bank reasonably acceptable to Landlord, (ii) in the form and content of that attached hereto as Exhibit "C", and (iii) subject to the conditions stated in this paragraph. The Letter of Credit shall have a term of at least 12 months and be automatically renewed (or a reasonably satisfactory replacement Letter of Credit from a bank acceptable to Landlord shall be in place in strict accordance with the terms hereof) at least thirty (30) days prior to expiration of each 12 month period for additional periods of 12 months each until the 30th day following the expiration of the Term. The Letter of Credit shall be held by Landlord as additional security for the full and faithful performance by Tenant of the terms, covenants and conditions of this Lease during the Term. Provided that Tenant is not and has not been in default (beyond applicable notice and cure periods) under this Lease, the amount of the Letter of Credit shall be reduced on the first day of each of the following months in accordance with the schedule set forth below:

                                       Letter of Credit
                     Month of Term     Reduced Amount
                     -------------     ----------------
                            19               $120,000
                            31               $ 96,000
                            43               $ 76,800
                            55               $ 61,440

Within five (5) days following Landlord's demand therefor, Tenant shall execute an amendment to this Lease to reflect Tenant's election to replace a portion of the cash Security Deposit with the Letter of Credit. If Tenant breaches any of the terms or conditions of this Lease (beyond applicable notice and cure periods), or if Tenant has filed a voluntary petition under the United States Bankruptcy Code, or Tenant's creditors have filed an involuntary petition under the United States Bankruptcy Code, then Landlord may draw upon the Letter of Credit for the payment of the required amount of any sum in default, and for the payment of any amount that Landlord may spend or may become obligated to spend by reason of Tenant's default, and to compensate Landlord for any other loss or damage that Landlord suffers by reason of Tenant's default to the extent Landlord is entitled to compensation therefor pursuant to the terms of this Lease (any amount of the Letter of Credit which is drawn upon by Landlord in accordance with the provisions hereof, but is not used or applied in accordance with this Lease, shall be deemed a part of the Security Deposit). The use, application or retention of the Letter of Credit, or any portion thereof, shall not prevent Landlord from exercising any other rights or remedies provided under this Lease, it being intended that Landlord shall not be required to proceed against the Security Deposit and/or the Letter of Credit, and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. Notwithstanding the foregoing, if Tenant (a) becomes a publicly traded company on a major national exchange, AND (b) Tenant has maintained a tangible net worth of more than $50,000,000.00 (as reasonably determined by Landlord), then within ten (10) days following Landlord's receipt of evidence of the items described in
(a) and (b), Tenant may cause the Letter of Credit to be canceled.


LANDLORD:                                    TENANT:

NEWCROW, a California general                eTOYS, INC., a Delaware corporation
partnership

By:   Crow Los Angeles Limited,              By:  /s/ Edward C. Lenk
                                                 -----------------------------
      a Texas limited partnership              Its:  CEO
                                                    --------------------------

      By  /s/ Illegible:                     By:  /s/ Frank C. Han
          ----------------------------           -----------------------------
            Authorized Agent                   Its:  Secretary
                                                    --------------------------

                                     EXHIBIT "A"

                                      Site Plan

                                INTENTIONALLY OMITTED

                                     EXHIBIT "B"

                                INTENTIONALLY OMITTED

                                     EXHIBIT "C"

                               Form of Letter of Credit


IRREVOCABLE STANDBY LETTER OF CREDIT NO.
                                         ---------------
            , 199
------------     --

--------------------------
--------------------------
--------------------------

Ladies and Gentlemen:

We hereby establish our Irrevocable Standby Letter of Credit in your favor for the account of ______________: for an aggregate amount of $_____________________
available to you by your drafts as SIGHT ON US and accompanied by the following documents:

1.    Original Irrevocable Standby Letter of Credit; and

2. Beneficiary's or its designee's signed certificate dated not more than ten (10) calendar days before the date of the drawing under this letter of credit, executed by Beneficiary or its designee and stating that either one or more of the following events has occurred:

      (a) Tenant has defaulted (beyond applicable notice and cure periods) under any of the terms, covenants or conditions under that certain Lease Agreement dated _________, 199_, by and between Landlord and Tenant ("Lease"); or

      (b) The filing of any voluntary petition by Tenant (or involuntary petition by Tenant's creditors) under the United States Bankruptcy Code; or

      (c) Tenant has failed to procure and deliver a replacement Letter of Credit reasonably satisfactory to Beneficiary on or before thirty (30) days prior to the expiration of the Letter of Credit.

It is a condition of this Irrevocable Standby Letter of Credit that it shall be deemed automatically extended for a period of one year from the present or each future expiration date, unless thirty (30) days prior to the expiration date we shall notify the Beneficiary by registered mail that we elect not to renew this Letter of Credit.

Each draft drawn hereunder must bear the clause: "Drawn under __________ Irrevocable Standby Letter of Credit No. __________ dated __________."

We hereby agree with you that drafts drawn under and in compliance with the terms of this Credit will be duly honored upon presentation and delivery of documents as specified to _______________ on or before _______________.

This Letter of Credit is freely transferrable in its entirety without our consent or approval to a subsequent owner of the Building, but with written notice to us. In the event of such transfer, the transferee shall be deemed the beneficiaries hereunder in the full place and stead and with all the rights hereunder of the Original Beneficiary.

This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500.


------------------------------
Authorized Signature

                                     EXHIBIT "D"

                                TENANT SIGN CRITERIA

                                INTENTIONALLY OMITTED

                                     EXHIBIT "E"

                             ADDITIONAL LEASE PROVISIONS


      A. OPTION TO EXTEND TERM. Landlord grants to Tenant one (1) option to extend the Term of this Lease for a sixty (60) month period (the "Option") commencing upon the expiration of the initial Term (or upon the expiration of the preceding Option if any), upon each of the following conditions and terms:

            1. Tenant shall give to Landlord, and Landlord shall actually receive, on a date which is at least six (6) months and not more than twelve
(12) months prior to the then scheduled expiration date of the Term, a written notice of Tenant's exercise of such Option (the "Option Notice"), time being of the essence. If the Option Notice is not timely so given and received, such Option shall automatically expire.

            2. Tenant shall have no right to exercise an Option, notwithstanding any provision hereof to the contrary, (a) during the time commencing from the date Landlord gives to Tenant a notice of default pursuant to Paragraph 18.10 of this Lease and continuing until the noncompliance alleged in said notice of default is cured, or (b) during the period of time commencing on the day after a monetary obligation to Landlord is due from Tenant and unpaid and continuing until the obligation is paid, or (c) if Landlord has given to Tenant three or more notices of default under Paragraph 18.10 of this Lease, whether or not the defaults are cured, or Tenant has been late on three or more occasions in the payment of a monetary obligation to Landlord (provided that Landlord has delivered notice of the same to Tenant), during the 12 month period of time immediately prior to the time that Tenant attempts to exercise the Option, or (d) if Tenant has committed any non-curable breach, or is otherwise in default (beyond applicable notice and cure periods) of any of the terms, covenants or conditions of this Lease.

            3. The period of time within which the Option may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise an Option because of the provisions of Paragraph A.2 above.

            4. All Option rights of Tenant under this Paragraph A. shall terminate and be of no further force or effect, notwithstanding Tenant's due and timely exercise of the Option, if, after such exercise and during the initial Term of this Lease (as and if previously extended), (a) Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of ten (10) days after such obligation becomes due (provided that Landlord has delivered notice of the same to Tenant), or (b) Tenant fails to commence to cure a default specified in Paragraph 18.10 of this Lease within ten (10) days after the date that Landlord gives notice to Tenant of such default and/or Tenant fails thereafter to diligently prosecute said cure to completion within thirty (30) days after the date of such notice, or (c) Landlord gives to Tenant two (2) or more notices of default under Paragraph 18.10 of this Lease, or Tenant is late on two (2) or more occasions in the payment of a monetary obligation to Landlord (provided that Landlord has delivered notice of the same to Tenant), whether or not the defaults are cured, or (d) Tenant has committed any incurable breach, or is otherwise in default (beyond applicable notice and cure periods) of any of the terms, covenants and conditions of this Lease.

            5. The Option granted to Tenant in this Lease is personal to the original Tenant and may be exercised only by the original Tenant or an Affiliate Entity that has been assigned this Lease while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Tenant. The Option herein granted to Tenant is not assignable separate and apart from this Lease, nor may the Option be separated from this Lease in any manner, either by reservation or otherwise.

            6. All of the terms and conditions of this Lease except where specifically modified by this Paragraph A shall apply during the extended Term.

            7. The monthly Base Rent payable during the first year of any extended Term (each of which such extended Terms is herein referred to as an "Option Period") shall be equal to the then current fair market value for the Premises determined as of the beginning of such Option Period, as follows:

                  (i     Promptly following receipt by Landlord of Tenant's
Option Notice, Landlord and Tenant shall attempt to reach agreement on the initial Base Rent for the Option Period, which Base Rent shall be set at the then current fair market monthly rental value for the Premises. If Landlord and Tenant are able to agree on the initial Base Rent for the Option Period, Landlord and Tenant shall immediately execute an amendment to this Lease stating the initial Base Rent for such Option Period.

                  (ii    If the parties are unable to agree on the initial Base
Rent for the Option Period within forty-five (45) days following Landlord's receipt of the Option Notice, then each party, at its cost and by giving notice to the other party, shall have ten (10) days within which to appoint an MAI full-time commercial appraiser experienced in the area in which the Premises are located, to appraise and set the initial Base Rent for such Option Period at the then current fair market monthly rental value of the Premises for a term equal to the Option Period. If a party does not appoint an appraiser within such ten
(10) day period, the single appraiser appointed shall be the sole appraiser and shall set the initial Base Rent for such Option Period. If two appraisers are appointed by the parties as stated in this paragraph, they shall meet promptly and attempt to set the initial Base Rent for such Option Period. If they are unable to agree within forty five (45) days after the second appraiser has been appointed, they shall attempt to select a third appraiser meeting the qualifications stated in this paragraph within ten (10) days after the last day the two appraisers are given to set the initial Base Rent for such Option Period. If they are unable to agree on the third appraiser, either of the parties to this Lease, by giving ten (10) days notice to the other party, may apply to the presiding judge of the Superior Court of the County in which the Premises are located, for the selection of a third appraiser who meets the qualifications stated in this paragraph. Each of the parties shall bear the cost of its own appraiser and one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

                  (iii   Within twenty (20) days after the selection  of the
third appraiser, a majority of the appraisers shall set the initial Base Rent for the Option Period. If a majority of the appraisers are unable to agree upon the initial Base Rent within the stipulated period of time, the two closest appraisals shall be added together and their total divided by two, and the resulting quotient shall be the initial Base Rent for the Premises during such Option Period. In no event, however, shall the initial Base Rent for such Option Period be less than the Base Rent payable during the immediately preceding period.

            8. If the Base Rent for the initial year of an Option Period has not been determined by the commencement date of the Option Period, then until such Base Rent is determined, Tenant shall pay Base Rent to Landlord at the rate in effect immediately preceding the Option Period, and if the actual Base Rent for the initial year of the Option Period is determined to be higher, then within ten (10) days after the determination of such higher Base Rent, Tenant shall pay to Landlord the difference for each month of the Option Period for which Base Rent has already become due.

                                     EXHIBIT "F"

                             ENVIRONMENTAL QUESTIONNAIRE

FOR OFFICE USE ONLY:

PROPOSED LEASE COMMENCEMENT DATE: _____________   MARKETING DIRECTOR: __________

     ORIGINAL           RENEWAL        EXPANSION

------------------------------------------------
------------------------------------------------

                   PRE-LEASING ENVIRONMENTAL EXPOSURE QUESTIONNAIRE
                      (To be completed prior to Lease Approval)


PROPERTY ADDRESS:    6000 Peachtree Street
                     ------------------------------------------------------
                     Commerce, California  90040
                     ------------------------------------------------------

PROPOSED TENANT:     eToys, Inc.
                     ------------------------------------------------------

                     ------------------------------------------------------
                     (Include full legal name of proposed tenant and any d/b/a)

CURRENT ADDRESS:     1640 Fifth Street, Suite 124
                     ------------------------------------------------------
                     Santa Monica, CA  90401
                     ------------------------------------------------------

DESCRIPTION OF PROPOSED USE OF PROPERTY: Warehousing and distribution of toys
                                         -------------------------------------
and general office purposes
---------------------------------------------------------------------------

---------------------------------------------------------------------------

------------------------------------------
------------------------------------------

PLEASE ANSWER THE FOLLOWING QUESTIONS ACCURATELY AND FULLY, ATTACHING ADDITIONAL PAGES IF NECESSARY. YOUR RESPONSES TO THIS QUESTIONNAIRE, INCLUDING ANY AND ALL ATTACHMENTS, SHALL BE INCORPORATED AS REPRESENTATIONS AND WARRANTIES IN THE LEASE WHEN EXECUTED, AND INCORRECT, MISLEADING OR MATERIALLY INCOMPLETE RESPONSES SHALL BE DEEMED A BREACH OF SAID LEASE.

1. Will any of the following chemicals, petroleum products or hazardous materials be made, used, placed, or stored on the property in quantities GREATER than the minimum quantity listed in column (1) below? If yes, please mark column(s) (2), (3), and/or (4) as applicable.

                                    (1)            (2)       (3)       (4)       (5)
                                   MINIMUM
     CATEGORIES OF CHEMICALS       QUANTITY       MADE      USED      PLACED    STORED
     -----------------------       --------       ----      ----      ------    ------
     Solvents, Degreasers          1 Gallon       ____      ____      ____      ____
     Paint Thinners/Remover        1 Gallon       ____      ____      ____      ____
     Paint                         5 Gallons      ____      ____      ____      ____
     Oil (New)                     5 Gallons      ____      ____      ____      ____
     Gasoline                      1 Gallon       ____      ____      ____      ____
     Antifreeze                    5 Gallons      ____      ____      ____      ____
     Other Automotive Fluids       1 Gallon       ____      ____      ____      ____
     Diesel Fuel                   5 Gallons      ____      ____      ____      ____
     Heavy (Toxic) Metal
      Containing Compounds         1 Pound        ____      ____      ____      ____
     Liquid Plastics/Activators    1 Gallon       ____      ____      ____      ____
     Flammable Gases               20 Cu Ft       ____      ____      ____      ____
     Toxic Gases                   20 Cu Ft       ____      ____      ____      ____
     Acids                         1 Gl/5 Lb      ____      ____      ____      ____
     Bases (soda, ash, lye, etc.)  1 Gl/5 Lb      ____      ____      ____      ____
     Other Flammable Materials     1 Gl/5 Lb      ____      ____      ____      ____
     Other Corrosive Materials     1 Gl/5 Lb      ____      ____      ____      ____
     Other Toxic Materials         1 Gl/5 Lb      ____      ____      ____      ____
     Other Reactive Materials      1 Gl/5 Lb      ____      ____      ____      ____
     Liquid Hazardous Waste        1 Gallon       ____      ____      ____      ____
     Solid Hazardous Waste         1 Pound        ____      ____      ____      ____

     1.1   If required for your operations, please
           provide Landlord a copy of your Hazardous
           Material Business Management Plan.
                                                               YES     NO
     1.2   Do your operations require H-occupancy
           storage or other special construction?                       X
                                                               ---     ---
           If yes, please explain:

           ---------------------------------------------

           ---------------------------------------------


2.   Will any of the following structures be used on the
     property?  If yes, describe the contents of each.                  X
                                                               ---     ---

     FEATURE             CONTENTS
     -------             --------

     Underground Tank
                         -------------------------------       ---     ---
     Above-ground Tank
                         -------------------------------       ---     ---
     Clarifier
                         -------------------------------       ---     ---
     Sump
                         -------------------------------       ---     ---
     Trench
                         -------------------------------       ---     ---
     Waste Pile
                         -------------------------------       ---     ---
     Chemical Piping
                         -------------------------------       ---     ---
     Floor Drain
                         -------------------------------       ---     ---
     Other
           ------        -------------------------------       ---     ---

     -------------       -------------------------------       ---     ---

     2.1   Please describe plans for secondary
           containment and leak monitoring.

           ---------------------------------------------

           ---------------------------------------------

3.   Will any hazardous wastes or liquid wastes be
     generated by on site operations or brought on to
     the property?                                                      X
                                                               ---     ---
     If yes, complete the following:

     3.1 Identify each such hazardous waste or liquid waste.

           ---------------------------------------------

           ---------------------------------------------

     3.2 Describe onsite storage, including secondary containment, and/or treatment.

           ---------------------------------------------

           ---------------------------------------------

     3.3   Describe yours plans for disposal of
           hazardous wastes or liquid waste including off-site disposal.

           ---------------------------------------------

           ---------------------------------------------

4.   Will operations result in any wastewater discharges
     to the sewer?                                                      X
                                                               ---     ---

     Will operations result in any wastewater discharges
     to locations other than the sewer (including storm
     drain)?                                                   ---     ---

     If yes, describe each wastewater stream and plans for handling wastewater discharges:

           ---------------------------------------------

           ---------------------------------------------

     4.1   Have you performed any testing or analysis of                X
           wastewater discharges or other wastewater           ---     ---
           effluent from your current facility?

           If yes, attach the results of any such testing or analysis.

     4.2   Will your operations require any stormwater                  X
           discharge permits?                                  ---     ---

           If yes, describe:

           ---------------------------------------------

           ---------------------------------------------

5.   Will activities on the property require warnings to                X
     be given to workers or visitors on the Leased Premises    ---     ---
     or the surrounding community?

     If yes, please describe how you will provide such communications or warnings.

     ---------------------------------------------------

     ---------------------------------------------------

6.   Will operations result in any air emissions (including              X
     dust)?                                                    ---      ---

     If yes, describe:

     ---------------------------------------------------

     ---------------------------------------------------

     6.1   Will permits from the Southern Coast Air Quality             X
           Management District be required?                    ---     ---

7.   Will operations result in air emissions which include              X
     hazardous or toxic air pollutants?                        ---     ---

     7.1   If yes, will any public notice or disclosure be     ---     ---
           required?

8.   Will operations be subject to Risk Management &                    X
     Preview Planning requirements or other risk reductionc    ---     ---
     requirements?

9.   Will your operations involve any on-site vehicle or                X
     equipment maintenance, repair or cleaning, including      ---     ---
     but not limited to oil changes, oil filter changes, brake pad replacement, battery changes, radiator flushing, radiator fluid replacement, and equipment, and equipment wash down and cleaning?

     If yes, describe all such maintenance:

     ---------------------------------------------------

     ---------------------------------------------------

     9.1   Will these on-site vehicles or equipment use        ---     ---
           batteries?

           If yes, describe battery storage method:

           ---------------------------------------------

           ---------------------------------------------

10.  Will your operations include a machine shop?                       X
                                                               ---     ---
     If yes, describe all operation:

     ---------------------------------------------------

     ---------------------------------------------------

11.  Will your operations include any metal plating or                  X
                                                               ---     ---
     metal fabrication?

     If yes, describe:

     ---------------------------------------------------

     ---------------------------------------------------

12.  Will your operations include the use of solvents?                  X
                                                               ---     ---

     If yes, describe:

     ---------------------------------------------------

     ---------------------------------------------------

13.  Has your present facility or operation ever been the               X
     subject of an environmental investigation, an             ---     ---
     environmental enforcement action, or permit revocation proceeding?

     If yes describe:

     ---------------------------------------------------

     ---------------------------------------------------

14.  Have you ever been identified as a potentially                     X
     responsible party for any environmental cleanup,          ---     ---
     compliance or abatement proceedings?

     If yes, describe:

     ---------------------------------------------------

     ---------------------------------------------------

15.  Have you ever received a notice of violation or notice             X
     to comply from any environmental regulatory agency        ---     ---
     within the past five years?

     If yes, describe:

     ---------------------------------------------------

     ---------------------------------------------------

16.  Have you had any complaints from neighbors relating                X
     to noise, odor, air emissions, or dust at your            ---     ---
     present facility?

     If yes, describe:

     ---------------------------------------------------

     ---------------------------------------------------

     16.1  Have you had any complaints relating to                      X
           hazardous materials handling, storage,              ---     ---
           treatment or disposal from neighbors at your present facility?

           If yes, describe:

           ---------------------------------------------

           ---------------------------------------------

17.  Will the proposed use of the property require the                  X
     filing of any environmental reports or other              ---     ---
     documents to any agencies?

18.  Attach copies of all Material Safety Data Sheets
     ("MSDS") for all chemicals you intend to use, sore, or handle on the property.

19.  Has an Environmental Audit been conducted at your                  X
     present facility? (If yes, attach a copy of any           ---     ---
     report prepared in connection with any such audit.)

20.  Please provide the Landlord your Emergency Response
     Plan and any contingency or emergency plans for the property in case of an accidental release of hazardous materials.

21. Identify the name, title and qualifications/experience of person responsible for your environmental, health and safety program:

     Name:  Randy Villa
          ----------------------------------------------------------------------

     Title:  Director, Distribution
           ---------------------------------------------------------------------

     Qualifications/experience:  10 year warehouse management experience
                               -------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

22.  Name and telephone number of person to contact for additional information:

     Name:  Randy Villa
          ----------------------------------------------------------------------

     Title:  Director, Distribution
           ---------------------------------------------------------------------

     Telephone Number:  (510) 487-2467
                      ----------------------------------------------------------

23. Please provide any additional information/comments concerning your environmental compliance program and environmental compliance history:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


The undersigned hereby certifies that the information above is correct and complete.


eToys Inc.
-------------------------------------------------------------
Name of Proposed Tenant

By:  /s/ Jordan Posell
     --------------------------------------------------------

Name:  Jordan Posell
     --------------------------------------------------------

Title:  Director, Finance
      -------------------------------------------------------

Date:06/22/98
      -------------------------------------------------------

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.     PREMISES AND TERM . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
       1.1     Lease of Premises . . . . . . . . . . . . . . . . . . . . . . . 3
       1.2     Term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
       1.3     Condition of Premises . . . . . . . . . . . . . . . . . . . . . 3
       1.4     Early Entry into Premises . . . . . . . . . . . . . . . . . . . 4

2.     RENT AND SECURITY DEPOSIT . . . . . . . . . . . . . . . . . . . . . . . 4
       2.1     Rent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
       2.2     Adjustment of Base Rent . . . . . . . . . . . . . . . . . . . . 4
       2.3     Security Deposit. . . . . . . . . . . . . . . . . . . . . . . . 4
       2.4     Tenant's Proportionate Share. . . . . . . . . . . . . . . . . . 5
       2.5     Additional Rent . . . . . . . . . . . . . . . . . . . . . . . . 5
               2.5.1     Definition. . . . . . . . . . . . . . . . . . . . . . 5
               2.5.2     Monthly Payments and Annual Reconciliation. . . . . . 5
               2.5.3     Tenant's Audit Rights . . . . . . . . . . . . . . . . 5
       2.6     Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
       2.7     Late Charges. . . . . . . . . . . . . . . . . . . . . . . . . . 7

3.     USE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
       3.1     Use of Premises . . . . . . . . . . . . . . . . . . . . . . . . 7
       3.2     Hazardous Materials . . . . . . . . . . . . . . . . . . . . . . 8
       3.3     Use of Common Areas . . . . . . . . . . . . . . . . . . . . . . 9

4.     TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
       4.1     Payment of Real Property Taxes. . . . . . . . . . . . . . . . . 9
       4.2     Liability for all Personal Property Taxes . . . . . . . . . . .10

5.     LANDLORD'S MAINTENANCE AND REPAIR . . . . . . . . . . . . . . . . . . .10
       5.1     Landlord's Maintenance. . . . . . . . . . . . . . . . . . . . .10
       5.2     Procedure and Liability . . . . . . . . . . . . . . . . . . . .12

6.     TENANT'S MAINTENANCE AND REPAIR . . . . . . . . . . . . . . . . . . . .12
       6.1     Tenant's Maintenance. . . . . . . . . . . . . . . . . . . . . .12
       6.2     Maintenance/Service Contracts . . . . . . . . . . . . . . . . .12

7.     ALTERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12

8.     LIENS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13

9.     SIGNS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
       9.1     Landlord's Signage Program. . . . . . . . . . . . . . . . . . .14
       9.2     Criteria for Changes. . . . . . . . . . . . . . . . . . . . . .14

10.    UTILITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14

11.    FIRE AND CASUALTY DAMAGE. . . . . . . . . . . . . . . . . . . . . . . .15
       11.1    Notice of Destruction . . . . . . . . . . . . . . . . . . . . .15
       11.2    Loss Covered by Insurance . . . . . . . . . . . . . . . . . . .15
       11.3    Loss Not Covered by Insurance . . . . . . . . . . . . . . . . .15
       11.4    Loss Caused by Tenant or Tenant's Parties . . . . . . . . . . .16
       11.5    Destruction Near End of Term. . . . . . . . . . . . . . . . . .16
       11.6    Destruction of Improvements and Personal Property . . . . . . .16
       11.7    Exclusive Remedy. . . . . . . . . . . . . . . . . . . . . . . .16
       11.8    Lender Discretion . . . . . . . . . . . . . . . . . . . . . . .16

12.    INDEMNITY AND INSURANCE . . . . . . . . . . . . . . . . . . . . . . . .16
       12.1    Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . .16
       12.2    Landlord's Insurance. . . . . . . . . . . . . . . . . . . . . .17

       12.3    Tenant's Insurance Obligations. . . . . . . . . . . . . . . . .17
               12.3.1    General Liability Insurance . . . . . . . . . . . . .17
               12.3.2    Property Insurance. . . . . . . . . . . . . . . . . .17
               12.3.3    Workers' Compensation Insurance . . . . . . . . . . .18
       12.4    Evidence of Coverage. . . . . . . . . . . . . . . . . . . . . .18
       12.5    Waivers of Subrogation. . . . . . . . . . . . . . . . . . . . .18

13.    LANDLORD'S RIGHT OF ACCESS. . . . . . . . . . . . . . . . . . . . . . .18

14.    ASSIGNMENT AND SUBLETTING . . . . . . . . . . . . . . . . . . . . . . .19
       14.1    Landlord's Consent. . . . . . . . . . . . . . . . . . . . . . .19
       14.2    Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
       14.3    Procedure . . . . . . . . . . . . . . . . . . . . . . . . . . .19
       14.4    Bonus Rent. . . . . . . . . . . . . . . . . . . . . . . . . . .19
       14.5    Continuing Tenant Obligations . . . . . . . . . . . . . . . . .20
       14.6    Waiver, Default and Consent . . . . . . . . . . . . . . . . . .20
       14.7    Restructuring of Business Organizations . . . . . . . . . . . .20
       14.8    Assignment of Sublease Rent . . . . . . . . . . . . . . . . . .20
       14.9    Assignment in Bankruptcy. . . . . . . . . . . . . . . . . . . .20
       14.10   Assumption of Obligations . . . . . . . . . . . . . . . . . . .20

15.    CONDEMNATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21
       15.1    Total Taking. . . . . . . . . . . . . . . . . . . . . . . . . .21
       15.2    Partial Taking. . . . . . . . . . . . . . . . . . . . . . . . .21
       15.3    Condemnation Award. . . . . . . . . . . . . . . . . . . . . . .21
       15.4    Exclusive Remedy. . . . . . . . . . . . . . . . . . . . . . . .21

16.    SURRENDER AND HOLDING OVER. . . . . . . . . . . . . . . . . . . . . . .21
       16.1    Surrender . . . . . . . . . . . . . . . . . . . . . . . . . . .21
       16.2    Holding Over. . . . . . . . . . . . . . . . . . . . . . . . . .21
       16.3    Entry at End of Term. . . . . . . . . . . . . . . . . . . . . .22

17.    QUIET ENJOYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . .22

18.    EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . .22
       18.1    Failure to Pay Rent . . . . . . . . . . . . . . . . . . . . . .22
       18.2    Insolvency. . . . . . . . . . . . . . . . . . . . . . . . . . .22
       18.3    Appointment of Receiver . . . . . . . . . . . . . . . . . . . .22
       18.4    Bankruptcy. . . . . . . . . . . . . . . . . . . . . . . . . . .22
       18.5    Attachment. . . . . . . . . . . . . . . . . . . . . . . . . . .22
       18.6    Intentionally Omitted . . . . . . . . . . . . . . . . . . . . .22
       18.7    Certificates. . . . . . . . . . . . . . . . . . . . . . . . . .23
       18.8    Failure to Discharge Liens. . . . . . . . . . . . . . . . . . .23
       18.9    False Financial Statement . . . . . . . . . . . . . . . . . . .23
       18.10   Failure to Comply with Lease Terms. . . . . . . . . . . . . . .23
       18.11   Guarantor Default . . . . . . . . . . . . . . . . . . . . . . .23

19.    LANDLORD'S REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . .23
       19.1    Termination . . . . . . . . . . . . . . . . . . . . . . . . . .23
       19.2    Continuation of Lease . . . . . . . . . . . . . . . . . . . . .24
       19.3    Appointment of Receiver . . . . . . . . . . . . . . . . . . . .24
       19.4    Late Charge . . . . . . . . . . . . . . . . . . . . . . . . . .24
       19.5    Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . .25
       19.6    Attorneys' Fees . . . . . . . . . . . . . . . . . . . . . . . .25
       19.7    Injunction. . . . . . . . . . . . . . . . . . . . . . . . . . .25

20.    TENANT'S REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . . .25
       20.1    Landlord's Default. . . . . . . . . . . . . . . . . . . . . . .25
       20.2    Tenant's Remedies . . . . . . . . . . . . . . . . . . . . . . .25
       20.3    Landlord Default/Self-Help Rights . . . . . . . . . . . . . . .25
       20.4    Non-Recourse. . . . . . . . . . . . . . . . . . . . . . . . . .26
       20.5    Sale of Premises. . . . . . . . . . . . . . . . . . . . . . . .26

21.    MORTGAGES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .26

22.    GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .26
       22.1    Singular and Plural . . . . . . . . . . . . . . . . . . . . . .26
       22.2    Interest on Past-Due Obligations. . . . . . . . . . . . . . . .27
       22.3    Time of Essence . . . . . . . . . . . . . . . . . . . . . . . .27
       22.4    Binding Effect. . . . . . . . . . . . . . . . . . . . . . . . .27
       22.5    Choice of Law . . . . . . . . . . . . . . . . . . . . . . . . .27
       22.6    Captions. . . . . . . . . . . . . . . . . . . . . . . . . . . .27
       22.7    Certificates. . . . . . . . . . . . . . . . . . . . . . . . . .27
       22.8    Amendments. . . . . . . . . . . . . . . . . . . . . . . . . . .27
       22.9    Entire Agreement. . . . . . . . . . . . . . . . . . . . . . . .27
       22.10   Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . .28
       22.11   Attorneys' Fees . . . . . . . . . . . . . . . . . . . . . . . .28
       22.12   Merger. . . . . . . . . . . . . . . . . . . . . . . . . . . . .28
       22.13   Survival of Obligations . . . . . . . . . . . . . . . . . . . .28
       22.14   Severability. . . . . . . . . . . . . . . . . . . . . . . . . .28
       22.15   Security Measures . . . . . . . . . . . . . . . . . . . . . . .28
       22.16   Easements . . . . . . . . . . . . . . . . . . . . . . . . . . .28
       22.17   Multiple Parties. . . . . . . . . . . . . . . . . . . . . . . .29
       22.18   Conflict. . . . . . . . . . . . . . . . . . . . . . . . . . . .29
       22.19   No Third Party Beneficiaries. . . . . . . . . . . . . . . . . .29
       22.20   Effective Date/Nonbinding Offer . . . . . . . . . . . . . . . .29
       22.21   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . .29
       22.22   Water, Oil and Mineral Rights . . . . . . . . . . . . . . . . .29
       22.23   Confidentiality . . . . . . . . . . . . . . . . . . . . . . . .29
       22.24   Broker's Fees . . . . . . . . . . . . . . . . . . . . . . . . .30
       22.25   Remedies Cumulative . . . . . . . . . . . . . . . . . . . . . .30
       22.26   Return of Check . . . . . . . . . . . . . . . . . . . . . . . .30
       22.27   No Recordation of Lease . . . . . . . . . . . . . . . . . . . .30
       22.28   Authority . . . . . . . . . . . . . . . . . . . . . . . . . . .30
       22.29   Interpretation. . . . . . . . . . . . . . . . . . . . . . . . .30
       22.30   Additional Provisions . . . . . . . . . . . . . . . . . . . . .30
       22.31   Waiver of Right to Trial by Jury. . . . . . . . . . . . . . . .30
       22.32   Letter of Credit. . . . . . . . . . . . . . . . . . . . . . . .30

                               FIRST AMENDMENT TO LEASE


     THIS FIRST AMENDMENT TO LEASE ("Amendment") is made and entered into as of the 15th day of October, 1998, by and between NEWCROW, a California general partnership ("Landlord"), on the one hand, and eTOYS, INC., a Delaware corporation ("Tenant"), on the other hand.

                                       RECITALS

          A. Pursuant to the Standard Industrial Lease Agreement between Landlord and Tenant dated June 26, 1998 (the "Lease"), Tenant has leased from Landlord approximately 49,850 rentable square feet of space commonly known as 6000 Peachtree Street, Commerce, California (the "Premises").

          B. Landlord and Tenant desire to modify the Lease to expand the Premises in accordance with the terms of this Amendment.

          C. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Lease.


                                      AGREEMENT

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1. PREMISES. Effective as of the Additional Premises Commencement Date (as defined below), the "Premises" shall be expanded to also include those certain premises consisting of nine thousand seven hundred ninety (9,790) rentable square feet of space commonly known as 6060 Peachtree Street, Commerce, California and identified on Exhibit "1" attached hereto and made a part hereof (the "Additional Premises"), resulting in the aggregate rentable square footage of the Premises as of the Additional Premises Commencement Date being fifty nine thousand six hundred forty (59,640) rentable square feet. Landlord and Tenant accept the above measurement of the Additional Premises and agree that it shall not be remeasured or changed. From and after the Additional Premises Commencement Date, the term "Premises" shall mean the original Premises plus the Additional Premises.

          2. ADDITIONAL PREMISES COMMENCEMENT DATE. The "Additional Premises Commencement Date" shall be October 15, 1998, on or before which date Landlord has or will deliver possession of the Additional Premises to Tenant. To prepare the Additional Premises for Tenant's occupancy, Landlord has moved the existing demising wall to the east to incorporate the Additional Premises in the Premises and demolished the L-shaped wall, as shown on Exhibit "2" attached hereto and made a part hereof (collectively, "Landlord's

Work"). Tenant has agreed to pay the existing subtenant occupying a portion of the Additional Premises the sum of One Thousand Dollars ($1,000) to induce it to vacate the Additional Premises early.

          3.   BASE RENT.

               (a) Effective as of the Additional Premises Commencement Date through the end of the twelfth (12th) month of the Term, Base Rent shall be increased by Three Thousand Nine Hundred Sixteen and 00/100 Dollars ($3,916.00) per month, resulting in the Base Rent being Twenty Three Thousand Eight Hundred Fifty Six and 00/100 Dollars ($23,856.00) per month. On or before the Additional Premises Commencement Date, Tenant shall pay to Landlord the additional Base Rent for the Additional Premises on a prorated basis for the period from and including the Additional Premises Commencement Date through the end of the calendar month in which the Additional Premises Commencement Date occurs.

               (b) Paragraph 2.2 of the Lease is deleted, and the following is substituted therefor:

          "2.2 ADJUSTMENT OF BASE RENT

                      MONTHS OF TERM          BASE RENT
                      --------------          ---------
                           13-24       $24,452.40 per month
                           25-36       $25,063.71 per month
                           37-48       $25,690.30 per month
                           49-60       $26,332.56 per month"

          4. TENANT'S PROPORTIONATE SHARE. Effective as of the Additional Premises Commencement Date, "Tenant's Proportionate Share" shall increase to fifty seven and two/one hundredth's percent (57.02%) of the Building, and Tenant shall be responsible for fifty seven and two/one hundredth's percent (57.02%) of all Taxes, Landlord's cost of insurance and Operating Expenses pursuant to Paragraph 2.5 of the Lease.

          5. PARKING. Effective as of the Additional Premises Commencement Date, Item 9 of the Basic Lease Provisions is amended to read as follows:

          "9.  Parking: 44 automobiles and 12 trucks (Paragraph 3.3)."

          6. CONDITION OF ADDITIONAL PREMISES. Tenant acknowledges that it has inspected and accepts the Additional Premises in their present "as-is," "where-is" condition as suitable for the purpose for which the Additional Premises are leased. Landlord has completed the Landlord's Work. Tenant shall not be required to bear any of the cost of the Landlord's Work. Tenant will complete at its expense any lighting and electrical work necessitated by the movement of the demising wall which is part of the Landlord's Work. Utilities will be separately metered to the Additional Premises or added to the separate meters for the Premises.

          7. DEMOLITION OF EXISTING OFFICE. Tenant shall be permitted to demolish the existing approximately 800 square foot office in the Additional Premises. Except as hereafter provided in this Section 7, Tenant shall bear the cost and expense of such demolition. The terms of Paragraph 7 of the Lease shall be applicable to Tenant's demolition of the existing office, except that Landlord hereby approves of the demolition and will not require bonding or plan or working drawing approval with respect to such demolition work. Unless Landlord otherwise notifies Tenant, Tenant at its sole expense shall be required to reconstruct the existing office in the Additional Premises to its original condition upon the expiration or sooner termination of the Lease, or if Tenant fails to do so, then Landlord may reconstruct such existing office, and Tenant shall be required to reimburse to Landlord immediately upon demand the reasonable, out of pocket expenses paid by Landlord for such reconstruction. Upon delivery by Tenant to Landlord of a factually correct notice of the completion of Tenant's demolition of the existing office, Landlord shall give a credit to Tenant of Two Thousand Dollars ($2,000) against the next monthly payment of Base Rent becoming due after delivery to Landlord of such notice.

          8. BROKER. Tenant and Landlord each represent and warrant to the other that it has dealt with no broker, agent or other person in connection with this transaction other than Metrospace Corporation (Matthew Miller) and Trammell Crow Southern California ("Brokers"), and that, except for Brokers, no broker, agent or other person which it has dealt with brought about this transaction, and Tenant and Landlord each hereby agrees to indemnify, defend, protect and hold the other harmless from and against any claims, losses, liabilities, demands, costs, expenses or causes of action by any other broker, agent or other person, claiming any commission or other form of compensation by virtue of having dealt with the indemnifying party with regard to this transaction.

          9. FURTHER ASSURANCES. In addition to the obligations required to be performed under the Lease, as amended hereby, Landlord and Tenant shall each perform such other acts, and shall execute, acknowledge and/or deliver such other instruments, documents and other materials, as may be reasonably required in order to accomplish the intent and purposes of the Lease, as hereby amended.

          10. AUTHORITY. Each party hereby represents and warrants to the other that it has the due power and authority to enter into this Amendment and to be bound by the terms hereof.

          11. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of Landlord, its successors and assigns and Tenant and its permitted successors and permitted assigns.

          12. ATTORNEYS' FEES. Should any party initiate a legal proceeding against any other party, including an arbitration, then the prevailing party shall be entitled to receive reasonable attorneys' fees and costs incurred in connection with such legal proceeding.

          13. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          14. NO OTHER AMENDMENT. Except as modified by this Amendment, the provisions of the Lease shall remain unaffected and in full force and effect. To the extent that any terms or provisions of this Amendment are inconsistent with any terms or provisions of the Lease, the terms and provisions of this Amendment shall control.

          15. ESTOPPEL. Tenant warrants, represents and certifies to Landlord that as of the date of this Amendment, to Tenant's actual knowledge,
(a) Landlord is not in default under the Lease, and (b) Tenant does not have any defenses or offsets to payment of rent and performance of its obligations under the Lease as and when the same becomes due.

          IN WITNESS WHEREOF, this Amendment is executed as of the day and year aforesaid.


LANDLORD                                     TENANT

NEWCROW, a California general                eTOYS, INC., a Delaware corporation
partnership

By:   Crow Los Angeles Limited, a Texas      By:  /s/ Edward C. Lenk
      limited partnership, General               ---------------------------
      Partner                                Name:  Edward C. Lenk
                                                   -------------------------
                                             Title:                President
                                                    ---------------

      By: /s/ illegible                      By:  /s/ Frank Han
          ------------------------               ---------------------------
              Authorized Agent               Name:  Frank Han
                                                   -------------------------
                                             Title:                Secretary
                                                    ---------------

                                     EXHIBIT "1"

                                 ADDITIONAL PREMISES

                                INTENTIONALLY OMITTED

                                     EXHIBIT "2"

                                   LANDLORD'S WORK

                                INTENTIONALLY OMITTED